  Filed pursuant to Rule 497(c)
 File No. 333-216665
PROSPECTUS SUPPLEMENT
(To Prospectus dated June 25, 2019)
Monroe Capital Corporation
$50,000,000
Common Stock

We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior secured, unitranche secured and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior secured, unitranche secured and junior secured debt of middle-market companies.
We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities are often referred to as “high yield” or “junk.” In addition, many of the debt securities we hold do not fully amortize prior to maturity, which heightens the risk that we may lose all or a part of our investment.
Monroe Capital BDC Advisors, LLC serves as our investment advisor. Monroe Capital Management Advisors, LLC serves as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies.
We have entered into separate equity distribution agreements, each dated May 12, 2017 and amended May 8, 2020, with B. Riley FBR, Inc., as successor by merger to FBR Capital Markets & Co. (“B. Riley FBR”), and JMP Securities LLC (“JMP Securities”). B. Riley FBR, together with JMP Securities, are herein referred to individually as a “Sales Agent” and together, the “Sales Agents.” The equity distribution agreement with JMP Securities and the equity distribution agreement with B. Riley FBR relate to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The equity distribution agreements provide that we may offer and sell up to $50,000,000 of our common stock from time to time through the Sales Agents in negotiated transactions or transactions that are deemed to be “at the market offerings,” as defined in Rule 415 under the Securities Act of 1933, as amended. As of the date of this prospectus supplement, we have sold $2.5 million of our common stock under the equity distribution agreements.
Our common stock is listed on The Nasdaq Global Select Market under the symbol “MRCC.” On May 7, 2020, the last reported sale price of our stock on The Nasdaq Global Select Market was $7.62 per share. Our net asset value as of March 31, 2020 was $10.04 per share.
Under the terms of the equity distribution agreements, the Sales Agents will receive a commission from us of up to 2.0% of the gross sales price of any shares of our common stock sold through the Sales Agents under the equity distribution agreements. The Sales Agents are not required to sell any specific number or dollar amount of common stock, but will use their commercially reasonable efforts consistent with their sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. For all fees and expenses paid to the Sales Agents, see “Plan of Distribution” beginning on page S-52 of this prospectus supplement.
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. On June 19, 2019, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value” and “Risk Factors” in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein.
An investment in our securities is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Substantially all of the debt instruments in which we invest (i) have and will have variable interest rate provisions that may make it more difficult for borrowers to make debt repayments to us in a rising interest rate environment and (ii) will likely have a principal amount outstanding at maturity, that may lead to a substantial loss to us if the borrower is unable to refinance or repay. See “Risk Factors” beginning on page S-14 of this prospectus supplement, beginning on page 8 of the accompanying prospectus and in any reports and information that we file from time to time with the Securities and Exchange Commission, or the SEC, that are incorporated by reference into this prospectus supplement or the accompanying prospectus, to read about factors you should consider, including the risk of leverage, before investing in our securities.
This prospectus supplement, the accompanying prospectus and the documents incorporated by reference into this prospectus supplement and the accompanying prospectus contain important information you should know before investing. Please read these documents before you invest and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, by calling us collect at (312) 258-8300, or on our website at www.monroebdc.com. The SEC also maintains a website at www.sec.gov that contains such information.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
B. Riley FBR	JMP Securities
Prospectus supplement dated May 8, 2020

PROSPECTUS SUPPLEMENT
PROSPECTUS

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ABOUT THIS PROSPECTUS SUPPLEMENT
This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of this offering of the common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosures, some of which does not apply to this offering, regarding securities that we may offer from time to time. For information about our common stock see “Description of Our Capital Stock” in the accompanying prospectus. To the extent information contained in or incorporated by reference into this prospectus supplement differs or varies from the information contained in or incorporated by reference into the accompanying prospectus, you should rely only on such information in this prospectus supplement or incorporated by reference into this prospectus supplement.
This prospectus supplement is part of a registration statement on Form N-2 that we have filed with the SEC relating to the securities offered hereby. This prospectus supplement does not contain all of the information that we have included in or incorporated by reference into the registration statement and the accompanying exhibits and schedules thereto in accordance with the rules and regulations of the SEC, and we refer you to such omitted information. It is important for you to read and consider all of the information contained in or incorporated by reference into this prospectus supplement and the accompanying prospectus before making your investment decision. See “Available Information” in this prospectus supplement.
You should rely only on the information contained in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus in making an investment decision. We have not, and B. Riley FBR and JMP Securities have not, authorized any other person to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. We are not, and B. Riley FBR and JMP Securities are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus supplement, the accompanying prospectus or any document incorporated by reference in this prospectus supplement or the accompanying prospectus is accurate as of any date other than their respective dates, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus or any sales of our common stock. Our business, financial condition, liquidity, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus supplement and the accompanying prospectus, including the documents we incorporate by reference herein and therein, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:
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our dependence on key personnel;

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our ability to maintain or develop referral relationships;

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the ability of MC Advisors to identify, invest in and monitor companies that meet our investment criteria;

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actual and potential conflicts of interest with MC Advisors and its affiliates;

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possession of material nonpublic information;

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potential divergent interests of MC Advisors and our stockholders arising from our incentive fee structure;

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restrictions on affiliate transactions;

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competition for investment opportunities;

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our ability to maintain our qualification as a RIC and as a business development company;

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the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments, and the impact of the COVID-19 pandemic thereon;

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the adequacy of our financing sources;

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the timing, form and amount of any payments, dividends or other distributions from our portfolio companies, and the impact of the COVID-19 pandemic thereon;

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our use of leverage;

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changes in interest rates;

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SBA regulations affecting MRCC SBIC or any other wholly-owned SBIC subsidiary;

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uncertain valuations of our portfolio investments, and the impact of the COVID-19 pandemic thereon;

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fluctuations in our quarterly operating results;

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our ability to issue securities at a discount to net asset value per share;

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changes in laws or regulations applicable to us or our portfolio companies; and

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general economic and political conditions and their impact on the industries in which we invest, and the impact of the COVID-19 pandemic thereon.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Risk Factors” in this prospectus supplement and in the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus supplement and the accompanying prospectus, including the documents we incorporate by reference herein and therein, relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus supplement.

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You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement or in periodic reports we file under the Exchange Act.

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SUMMARY
This summary highlights some of the information in this prospectus supplement or incorporated by reference. This summary is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read this entire prospectus supplement, the accompanying prospectus and information incorporated by reference carefully, including, in particular, the more detailed information set forth under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and under similiar headings in any other documents that are incorporated by reference into this prospectus supplement, and the information set forth under the caption “Available Information” in this prospectus supplement.
As used in this prospectus supplement, except as otherwise indicated, the terms:
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“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;

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MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;

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MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company;

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Monroe Capital refers to Monroe Capital LLC, a Delaware limited liability company, and its subsidiaries and affiliates;

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SLF refers to MRCC Senior Loan Fund I, LLC, an unconsolidated Delaware limited liability company, in which we co-invest with NLV Financial Corporation (“NLV”) primarily in senior secured loans;

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MRCC SBIC refers to Monroe Capital Corporation SBIC, LP, a Delaware limited partnership, our wholly-owned subsidiary that operates as a small business investment company pursuant to a license received from the United States Small Business Administration; and

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LIBOR refers to the one-month, three-month or six-month London Interbank Offered Rate as reported by the British Bankers’ Association. Unless stated otherwise herein, LIBOR refers to the one-month rate.

Monroe Capital Corporation
We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and that has elected to be treated as a regulated investment company, or RIC, for tax purposes under the U.S. Internal Revenue Code of 1986, as amended, or the Code, commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.
Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior secured, unitranche secured and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior secured, unitranche secured and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.
In this prospectus supplement and the accompanying prospectus, the term “middle-market” generally refers to companies having annual revenue of between $10 million and $1 billion and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $100 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $35 million to be in the “lower middle-market.”
Asset Coverage Approval
On March 27, 2018, our Board approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act (the “SBCAA”). On June 20, 2018, our stockholders approved a proposal to accelerate the effective date of the modified asset coverage requirements. As a result, the asset coverage ratio test applicable to us was decreased from 200% to 150%, effective June 21, 2018. As of March 31, 2020, we had an asset coverage ratio of 168%. For a discussion of the principal risk factors associated with these senior securities, see “Risk Factors” beginning on page S-14 of this prospectus supplement and beginning on page 8 of the accompanying prospectus.
Our Investment Advisor
Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.
Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements — Investment Advisory Agreement — Management and Incentive Fee” in the accompanying prospectus for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate.
MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 30 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through December 31, 2019, Monroe Capital’s investment professionals invested in over 1,300 loan and related investments in an aggregate amount of over $17.0 billion.
In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as interested directors. Mr. Koenig has more than 35 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 20 companies in the lower middle-market. Mr. Peck has more than 25 years of public company management, leveraged finance and commercial lending experience at organizations including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc.

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 35 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 20 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial.
About Monroe Capital
Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of January 1, 2020, Monroe Capital had approximately $9.2 billion in assets under management. Over its sixteen-year history, Monroe Capital has developed an established lending platform that we believe generates consistent deal flow from a network of proprietary relationships. Monroe Capital’s assets under management are comprised of a diverse portfolio of over 500 current investments that were either originated directly by Monroe Capital or sourced from Monroe Capital’s third-party relationships. From Monroe Capital’s formation in 2004 through December 31, 2019, Monroe Capital’s investment professionals invested in over 1,300 loans and related investments in an aggregate amount of over $17.0 billion. The senior investment team of Monroe Capital averages more than 30 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by a robust infrastructure of administrative and back-office personnel focused on compliance, operations, finance, treasury, legal, accounting and reporting, marketing, information technology and office management.
Market Opportunity
We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. We believe that there exists a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments.
Investment Strategy
Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively priced, broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. We do not target any specific industry, however, as of March 31, 2020, our investments in the Services: Business, High Tech Industries, Banking, Finance, Insurance & Real Estate and Healthcare & Pharmaceuticals industries represented approximately 17.0%, 15.3%, 12.5% and 11.7%, respectively, of the fair value of our portfolio. To achieve our investment objective, we utilize the following investment strategy:
Attractive Current Yield on Investment Portfolio.   We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target directly originated senior and unitranche secured debt will have an average maturity of three to seven years and interest rates of 7% to 13%, and we expect our target directly originated junior secured debt and unsecured subordinated debt will have an average maturity of four to seven years and interest rates of 8% to 15%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), may include payment-in-kind, or PIK, interest (interest that is not received in cash, but added to the principal balance of the loan), and that we will typically receive upfront closing fees of 1% to 4%. We may also receive warrants or other forms of upside equity participation. Our transactions are generally secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we will target investments with the characteristics described in this paragraph, we cannot provide assurance that our new investments will have these characteristics and we may enter into investments with different characteristics as the market dictates. For a description of the characteristics of our current investment portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity” incorporated by reference into this prospectus supplement. Until investment opportunities can be found, we may invest our undeployed capital in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”
Sound Portfolio Construction.   We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital and MC Advisors, which is comprised of substantially the same investment professionals who have operated Monroe Capital, have been, and we believe will continue to be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account management and diversification, enabled it to protect investor capital, and we believe MC Advisors follows the same philosophy and processes in originating, structuring and managing our portfolio investments.
Predictability of Returns.   Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options that can result in full repayment or a modest refinance of our investment. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on merger and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.
Competitive Strengths
We believe that we represent an attractive investment opportunity for the following reasons:
Deep, Experienced Management Team.   We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of over 120 professionals, including seven senior partners that average more than 30 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer and Chief Investment Officer. This extensive experience includes the management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation in 2004 through December 31, 2019, Monroe Capital’s investment professionals invested in over 1,300 loans and related investments in an aggregate amount of over $17.0 billion.
Differentiated Relationship-Based Sourcing Network.   We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single channel and offers us consistent deal flow throughout the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow.   Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. Monroe Capital estimates that it reviewed approximately 2,000 investment opportunities during 2019. Monroe Capital’s over 1,300 previously executed transactions, over 500 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. We believe we are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.
Disciplined, “Credit-First” Underwriting Process.   Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit outweighs pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsors, if any, or other lenders.
Established Credit Risk Management Framework.   We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintains an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with regular investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and debt work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.
Credit Facility
We have a credit facility with ING Capital LLC, or the Lender, as agent, which as of March 31, 2020 consisted of a revolving line of credit of $255.0 million, which may be increased to up to $400.0 million pursuant to an accordion feature.
As amended through March 31, 2020, we may make draws under the revolver from time-to-time through March 2023 to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility, or the earliest to occur of (a) March 1, 2024, subject to extension as mutually agreed by us and the Lender, (b) the termination of the facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lender. The revolving credit facility is secured by a lien on all of our assets, including cash on hand, but excluding the assets of our wholly-owned subsidiary, MRCC SBIC. The material terms of the credit facility are as follows:
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total borrowing capacity currently equal to $255.0 million and up to $400.0 million pursuant to an accordion feature, subject to, among other things, availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as valuation methodologies;

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an interest rate equal to, at our election, (a) LIBOR (one-month, three-month or six-month at our discretion based on the term of the borrowing) plus 2.375% per annum, or (b) a daily rate equal to 1.375% per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%;

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in addition to the stated interest rate on borrowings under the revolving credit facility, we are required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 65% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 65% of the then available maximum borrowing; and
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customary financial covenants and negative covenants and events of default.

As of March 31, 2020, we had U.S. dollar borrowings of $172.0 million and non-U.S. dollar borrowings denominated in Great Britain pounds of £16.1 million ($20.0 million in U.S. dollars) under our revolving credit facility and availability of $63.0 million.
MRCC SBIC
On February 28, 2014, our wholly-owned subsidiary, MRCC SBIC, received a license from the U.S. Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Act of 1958. MRCC SBIC commenced operations on September 16, 2013. As our wholly-owned subsidiary, MRCC SBIC relies on one or more exclusions from the definition of “investment company” under the 1940 Act and does not elect to be regulated as a business development company under the 1940 Act. MRCC SBIC has an investment objective substantially similar to ours and makes similar types of investments in accordance with SBIC regulations.
As of March 31, 2020, MRCC SBIC had $57.6 million in leverageable capital (approximately 9.3% of our total assets) and $115.0 million in SBA-guaranteed debentures outstanding.
We have received exemptive relief from the SEC to permit us to exclude the debt of MRCC SBIC guaranteed by the SBA from the definition of senior securities for the purposes of the 150% asset coverage ratio we are required to maintain under the 1940 Act, which provides us with increased flexibility, but also increases our risks associated with leverage.
Operating and Regulatory Structure
Our investment activities are managed by MC Advisors under the supervision of our board of directors, a majority of whom are independent of us, MC Advisors and our and its respective affiliates.
As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings and shares of preferred stock, our ability to use leverage is limited in significant respects. We are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 150%. See “Regulation” in the accompanying prospectus. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to Our Business and Structure — We maintain a revolving credit facility and use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us” and “Risk Factors — Risks Relating to Our Business and Structure — Legislation enacted in 2018 allows us to incur additional leverage, which could increase the risk of investing in us” incorporated by reference into this prospectus supplement.
Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through OTC Markets Group are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation” in the accompanying prospectus. Additionally, to the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, we seek to limit those investments to companies domiciled or with their principal place of business in Canada. Any investments in Canadian companies will not be qualifying assets, meaning that in accordance with the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.
We have elected to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to continue to qualify to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.
Conflicts of Interests
Subject to certain 1940 Act restrictions, including restrictions on co-investments with affiliates, MC Advisors’ allocation policy offers us the right to participate in all investment opportunities that MC Advisors determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers are subject to the exception that, in accordance with MC Advisors’ conflict of interest and allocation policies, we might not participate in each individual opportunity but are entitled, on an overall basis, to participate equitably with other entities sponsored or managed by MC Advisors and its affiliates.
As of March 31, 2020, affiliates of MC Advisors manage other assets in nine closed-end funds, two small business investment companies and 16 private funds that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, MC Advisors manages our wholly-owned SBIC subsidiary, MRCC SBIC, as the manager of MRCC SBIC’s general partner, a private BDC, Monroe Capital Income Plus Corporation, and it may manage other entities in the future with an investment focus similar to ours. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer, which may be suitable for us and such other investment funds or other investment vehicles.
MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies, and MC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. We received exemptive relief from the SEC on October 15, 2014 that permits greater flexibility relating to co-investments, subject to certain conditions. When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretation, and pursuant to our exemptive relief from the SEC that permits greater flexibility relating to co-investments, such investments will be made consistent with such relief and MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time.
Corporate History and Additional Information
We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. We maintain a website at www.monroebdc.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus supplement or the accompanying prospectus. You may also obtain such information free of charge by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, attention: Investor Relations.
We have filed with the SEC a registration statement on Form N-2, of which this prospectus supplement is a part, under the Securities Act of 1933, as amended, or the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus supplement. We also file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov.
Sale of Common Stock Below NAV
We may offer, and have in the past offered, shares of our common stock at a discount from our most recently determined net asset value per share pursuant to authority granted by our stockholders on June 19, 2019, June 20, 2018, June 21, 2017, July 14, 2016, June 24, 2015, June 27, 2014 and July 9, 2013. On April 22, 2020, we filed a definitive proxy statement for our annual meeting of stockholders, to be held on June 17, 2020. The definitive proxy statement sets forth a proposal to be voted upon at the annual meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the annual meeting. Our board of directors has in the past determined that it would be in our and our stockholders’ best interests to issue shares of our common stock below net asset value. See “Sales of Common Stock Below Net Asset Value” in this prospectus supplement, “Risk Factors” on page 8 of the accompanying prospectus and “Sales of Common Stock Below Net Asset Value” on page  40 of the accompanying prospectus.
Risk Factors
The value of our assets, as well as the market price of our shares will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. A material portion of our portfolio may have exposure to specific industries. See “Risk Factors” beginning on page S-14 of this prospectus supplement, beginning on page 8 of the accompanying prospectus and under similar headings in the documents that are incorporated by reference into this prospectus supplement, including the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings, for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

THE OFFERING
Common Stock Offered by Us
Shares of our common stock having an aggregate offering price of up to $50,000,000.
Manner of Offering
“At the market offerings” that may be made from time to time through B. Riley FBR, Inc. and JMP Securities LLC, each a “Sales Agent” and, collectively, the “Sales Agents,” using commercially reasonable efforts. See “Plan of Distribution.”
Use of Proceeds
We intend to use the net proceeds of this offering to invest in portfolio companies in accordance with our investment objectives and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering. Pending such investments, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”
Symbol on The Nasdaq Global Select
Market
MRCC
Distributions
To the extent we have income and cash available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.
Taxation
We have elected and intend to continue to qualify as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gain that we distribute to our stockholders. To obtain and maintain RIC tax status, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because most of our income will not be attributable to dividends, such income will not be taxable at more favorable rates for qualified dividend income. Distributions made to you will generally be taxed as ordinary income or as capital gains.
Leverage
As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. With certain limited exceptions, we are currently only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals, immediately after such borrowing, at least 150%. In addition, the costs associated with our borrowings, if any, including any increase in the management fee payable to MC Advisors, will be borne by our common stockholders.

We have received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the asset coverage ratio we are required to maintain under the 1940 Act, which provides us with increased flexibility, but also increases our risks associated with leverage.
As of March 31, 2020, we had debt outstanding under our revolving credit facility of approximately $192.0 million, $109.0 million in aggregate principal amount of senior unsecured notes and SBA-guaranteed debentures outstanding of $115.0 million.
Trading
Shares of closed-end investment companies, including business development companies, frequently trade in the secondary market at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at, or below net asset value.
Sales of common stock below net asset value
Generally, the offering price per share of our common stock, exclusive of any underwriting commissions or discounts, may not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, including the approval of a majority of our independent directors, or (3) under such circumstances as the SEC may permit.
On June 19, 2019, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to approval by our board of directors. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
Risk Factors
An investment in our common stock is subject to risks. See “Risk Factors” beginning on page S-14 of this prospectus supplement and beginning on page 8 of the accompanying prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contain a reference to fees or expenses paid by “you,” “us,” “the Company” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	2.00%(1)
Offering expenses (as a percentage of offering price)	0.50%(2)
Dividend reinvestment plan expenses	—%(3)
Total stockholder transaction expenses (as a percentage of offering price)	2.50%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	4.49%(4)
Incentive fees payable under the Investment Advisory Agreement	2.38%(5)
Interest payments on borrowed funds	8.50%(6)
Other expenses (estimated)	1.48%(7)
Acquired fund fees and expenses	1.59%(8)
Total annual expenses (estimated)	18.44%(9)

(1)
Represents the commission with respect to the shares of common stock being sold in this offering. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)
The percentage reflects estimated offering expenses of approximately $250,000.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan” in the accompanying prospectus.

(4)
Our base management fee is calculated initially at an annual rate of 1.75% of our average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage); provided however, the base management fee is calculated at an annual rate equal to 1.00% of our average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage) that exceeds the product of (i) 200% and (ii) our average net assets. For the avoidance of doubt, the 200% is calculated in accordance with the asset coverage limitation as defined in the 1940 Act to give effect to our exemptive relief with respect to MRCC SBIC’s SBA debentures. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval. The “base management fee” percentage is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The base management fee in the table above assumes the base management fee remains consistent with fees incurred for the three months ended March 31, 2020 of $2.6 million, based on average total assets (excluding cash) for the period of $613.3 million, as a percentage of our average net assets for the period of $227.4 million. See “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus.

(5)
Estimated assuming that annual incentive fees earned by MC Advisors remains consistent with the incentive fees earned, gross of the Incentive Fee Limitation due to the total return requirement, for the three months ended March 31, 2020 of $1.4 million, as a percentage of our average net assets of $227.4 million for the period. For information about our Incentive Fee Limitation and incentive fee waiver, see “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus and “Consolidated Statements of Operations” in our financial statements incorporated by reference into this prospectus supplement.

The incentive fee consists of two parts:
The first part of the incentive fee, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) rate of return on the value of our net assets, or hurdle rate, and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.
The second part of the incentive fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.
See “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus.
(6)
We may borrow funds from time to time to make investments to the extent we determine that it is appropriate to do so. The costs associated with any outstanding borrowings are indirectly borne by our investors. The table assumes borrowings are consistent with the average borrowings for the three months ended March 31, 2020 of $410.2 million, no preferred stock issued or outstanding and average net assets of $227.4 million. For the three months ended March 31, 2020, we had interest expense of $4.8 million (including fees for unused portions of commitments and amortization of deferred financing costs). As of March 31, 2020, the weighted average interest rate of our revolving credit facility (excluding debt issuance costs) was 3.30%, the weighted average interest rate on our SBA-guaranteed debentures (excluding debt issuance costs) was 3.42% and the interest rate on our senior unsecured notes was 5.75%. Although we do not have any current plans to issue debt securities or preferred stock in the next twelve months, we may issue debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)
Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management. The table above assumes “other expenses” remain consistent with the $0.8 million incurred during the three months ended March 31, 2020 and average net assets for the period of $227.4 million.

(8)
Our stockholders indirectly bear the expenses of our investment in SLF. SLF does not pay any fees to MC Advisors or its affiliates; however, SLF has entered into an administration agreement with

MC Management, pursuant to which certain loan servicing and administrative functions are delegated to MC Management. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. For the three months ended March 31, 2020, SLF incurred $56 thousand of allocable expenses. The table above assumes “acquired fund fees and expenses” remain consistent with the $0.9 million of expenses incurred for the three months ended March 31, 2020 and average net assets for the period of $227.4 million. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.
(9)
“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. The terms of our indebtedness may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings” incorporated by reference into this prospectus supplement. If the “total annual expenses” percentage were calculated instead as a percentage of average consolidated total assets for the three months ended March 31, 2020, our “total annual expenses” would be 6.57% of average consolidated total assets for the period of $637.7 million. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150%. We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the asset coverage ratio. We have included our estimated leverage expenses (consistent with the assumptions in footnote (7)) for the twelve months following this offering in “total annual expenses.”

Example
The following example illustrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above.
You would pay the following expenses on a $1,000 investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$186	$507	$828	$1,630
Assuming a 5% annual return (assumes entire return is from realized capital gains and thus subject to the capital gains incentive fee)	$196	$538	$883	$1,756
This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As incentive fees vary based on the character of the 5% return, the example above provides (i) expenses assuming no return from capital gains (therefore not meeting the hurdle rate for the first part of the incentive fee) and (ii) expenses assuming the entire return is from realized capital gains (resulting in a capital gains incentive fee). For the three months ended March 31, 2020, our return included net realized and unrealized capital losses. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS
Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein and therein, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occurs, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
The COVID-19 pandemic has caused severe disruptions in the global economy, which has had, and may continue to have, a negative impact on our portfolio companies and our business and operations.
In late 2019 and early 2020, COVID-19 emerged in China and spread rapidly to across the world, including to the United States. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on our portfolio companies and us and on the markets and the economy in general, and that impact could be material. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter.
The COVID-19 pandemic (including the preventative measures taken in response thereto) has to date (i) created significant business disruption issues for certain of our portfolio companies, and (ii) adversely impacted the value and performance of certain of our portfolio companies. The COVID-19 pandemic is continuing as of the filing date of this prospectus supplement, and its extended duration may have further adverse impacts on our portfolio companies after March 31, 2020, including for the reasons described below. As a result of this disruption and the pressures on their liquidity, certain of our portfolio companies have been, or may continue to be, incentivized to draw on most, if not all, of the unfunded portion of any revolving or delayed draw term loans made by us, subject to availability under the terms of such loans.
The effects described above on our portfolio companies have, for certain of our portfolio companies to date, impacted their ability to make payments on their loans on a timely basis and in some cases have required us to amend certain terms, including payment terms. In addition, an extended duration of the COVID-19 pandemic may impact the ability of our portfolio companies to continue making their loan payments on a timely basis or meeting their loan covenants. The inability of portfolio companies to make timely payments or meet loan covenants may in the future require us to undertake similar amendment actions with respect to other of our investments or to restructure our investments. The amendment or restructuring of our investments may include the need for us to make additional investments in our portfolio companies (including debt or equity investments) beyond any existing commitments, exchange debt for equity, or change the payment terms of our investments to permit a portfolio company to pay a portion of its interest through payment-in-kind, which would defer the cash collection of such interest and add it to the principal balance, which would generally be due upon repayment of the outstanding principal.

The COVID-19 pandemic has adversely impacted the fair value of our investments as of March 31, 2020 and the values assigned as of this date may differ materially from the values that we may ultimately realize with respect to our investments. Our board of directors approved the fair value of our investment portfolio as of March 31, 2020 and these valuations were determined in accordance with our valuation policy based on information known or knowable as of the valuation date. As a result, the long term impacts of the COVID-19 pandemic may not yet be fully reflected in the valuation of our investments and the fair value of our portfolio investments may be further negatively impacted after March 31, 2020 by circumstances and events that are not yet known, including the complete or continuing impact of the COVID-19 pandemic and the resulting measures taken in response thereto. In addition, write downs in the value of our investments have reduced, and any additional write downs may further reduce, our net asset value (and, as a result, our asset coverage calculation). Accordingly, we may continue to incur additional net unrealized losses or may incur realized losses after March 31, 2020, which could have a material adverse effect on our business, financial condition and results of operations.
The volatility and disruption to the global economy from the COVID-19 pandemic has affected, and is expected to continue to affect, the pace of our investment activity, which may have a material adverse impact on our results of operations. Such volatility and disruption have also led to the increased credit spreads in the private debt capital markets.
Further, from an operational perspective, MC Advisor’s investment professionals are currently working remotely. An extended period of remote work arrangements could strain our business continuity plans, introduce operational risk, including but not limited to cybersecurity risks, and impair our ability to manage our business. In addition, we are highly dependent on third party service providers for certain communication and information systems. As a result, we rely upon the successful implementation and execution of the business continuity planning of such providers in the current environment. If one or more of these third parties to whom we outsource certain critical business activities experience operational failures as a result of the impacts from the spread of COVID-19, or claim that they cannot perform due to a force majeure, it may have a material adverse effect on our business, financial condition, results of operations, liquidity and cash flows.
We are currently operating in a period of capital markets disruption and economic uncertainty.
The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19 in the United States. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events have limited and could continue to limit our investment originations, limit our ability to grow and have a material negative impact on our operating results and the fair values of our debt and equity investments.
The market price of our securities may fluctuate significantly.
The market price and liquidity of the market for our securities may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors may include:
•
significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•
changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•
loss of RIC or BDC status;

•
the ability of MRCC SBIC, or any other SBIC subsidiary we may form to obtain and maintain an SBIC license;

•
changes or perceived changes in earnings or variations in operating results;

•
changes or perceived changes in the value of our portfolio of investments;

•
changes in accounting guidelines governing valuation of our investments;

•
any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•
departure of MC Advisors’ key personnel;

•
the occurrence of one or more natural disasters, pandemic outbreaks or other health crises (including but not limited to the COVID-19 outbreak);

•
operating performance of companies comparable to us;

•
general economic trends and other external factors, including the current COVID-19 pandemic; and

•
loss of a major funding source.

If the current period of capital market disruption and instability continues for an extended period of time, there is a risk that our stockholders may not receive distributions or that our distributions may decline over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.
We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make or maintain a specified level of cash distributions and we may choose to pay a portion of dividends in our own stock. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus supplement or incorporated herein by reference, including the COVID-19 pandemic described above. For example, if the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories in the jurisdictions, including the United States, affected by the COVID-19 pandemic were to continue for an extended period of time it could result in reduced cash flows to us from our existing portfolio companies, which could reduce cash available for distribution to our stockholders. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Our revolving credit facility may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock and Distributions.” The above referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes that would reduce a stockholder’s adjusted tax basis in its shares of our common stock or preferred stock and correspondingly increase such stockholder’s gain, or reduce such stockholder’s loss, on disposition of such shares. Distributions in excess of a stockholder’s adjusted tax basis in its shares of our common stock or preferred stock will constitute capital gains to such stockholder.
Our management will have broad discretion in the use of the net proceeds from this offering and may allocate the net proceeds from this offering in ways that you and other stockholders may not approve of.
Our management will have broad discretion in the use of the net proceeds, including for any of the purposes described in the section entitled “Use of Proceeds,” and you will not have the opportunity as part of your investment decision to assess whether the net proceeds are being used in ways with which you may not agree or may not otherwise be considered appropriate. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. The failure of our management to use these funds effectively could harm our business. Pending their use, we will invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.
If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
The issuance or sale by us of shares of our common stock at a price per share, after offering expenses and commission, that is a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information about possible sales below NAV per share, see “Sales of Common Stock Below Net Asset Value” in this prospectus supplement and in the accompanying prospectus.

USE OF PROCEEDS
Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of all $50,000,000 of common stock offered under this prospectus supplement and the accompanying prospectus, we estimate that the net proceeds of this offering would be approximately $48.8 million, after deducting the estimated sales commission payable to the Sales Agents and our estimated offering expenses. Through May 7, 2020, we have sold an aggregate of $2.5 million of our common stock pursuant to the equity distribution agreements to which this prospectus supplement relates.
We intend to use all or substantially all of the net proceeds from the sale of our common stock to invest directly in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering.
We anticipate that we will use substantially all of the net proceeds from this offering for the above purposes within approximately six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. It may take more or less time for us to identify, negotiate and enter into investments and fully deploy any proceeds we raise, and we cannot assure you that we will achieve our targeted investment pace.
Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION
The equity distribution agreements provide that we may offer and sell up to $50,000,000 of our common stock from time to time through our Sales Agents for the offer and sale of such common stock. The table below assumes that we will sell all of the remaining common stock available under the program as of May 7, 2020 of $47.5 million at a price of $7.62 per share (the last reported sale price of our common stock on The Nasdaq Global Select Market on May 7, 2020), but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $7.62, depending on the market price of our common stock at the time of any such sale. The following table sets forth our capitalization as of March 31, 2020:
•
on an actual basis; and

•
on an as adjusted basis giving effect to the assumed sale of $47.5 million of our common stock at a price of $7.62 per share (the last reported sale price of our common stock on The Nasdaq Global Select Market on May 7, 2020) less commissions and expenses.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto incorporated by reference in this prospectus supplement and the accompanying prospectus.
	As of March 31, 2020
	Actual	As Adjusted
	(unaudited)	(unaudited)
	(in thousands, except per share data)
Assets:
Cash	$9,320	$55,614
Restricted cash	9,892	9,892
Investments at fair value	590,837	590,837
Other assets	10,366	10,366
Total assets	$620,415	$666,709
Liabilities:
Debt	$408,477	$408,477
Other liabilities	6,586	6,586
Total liabilities	$415,063	$415,063
Net Assets:
Common stock, $0.001 par value, 100,000 shares authorized, actual; 20,445 shares issued and outstanding, actual; 26,676 shares issued and outstanding, as adjusted	$20	$26
Capital in excess of par value	288,850	335,138
Accumulated undistributed (overdistributed) earnings	(83,518)	(83,518)
Total net assets	$205,352	$251,646
Net asset value per share	$10.04	$9.43

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock began trading on The Nasdaq Global Market under the ticker symbol “MRCC” on October 25, 2012. Prior to that date, there was no established trading market for our common stock. Our common stock is now traded on the Nasdaq Global Select Market. Our common stock has historically traded both above and below net asset value (“NAV”).
The following table sets forth the high and low closing sales prices of our common stock, the closing sales price as a percentage of our NAV and the distributions declared by us since January 1, 2018.
		Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
	NAV(1)	High	Low
Year ending December 31, 2020
Second Quarter (through May 7, 2020)	—(4)	$8.81	$6.01	—(4)	—(4)	$0.25(5)(6)
First Quarter	$10.04	$12.07	$4.90	20.2%	(51.2)%	$0.35(6)
Year ended December 31, 2019
Fourth Quarter	$12.20	$11.86	$10.09	(2.8)%	(17.3)%	$0.35(7)
Third Quarter	$12.34	$11.83	$9.99	(4.1)%	(19.0)%	$0.35(7)
Second Quarter	$12.52	$12.47	$11.29	(0.4)%	(9.8)%	$0.35(7)
First Quarter	$12.67	$13.25	$9.58	4.6%	(24.4)%	$0.35(7)
Year ended December 31, 2018
Fourth Quarter	$12.66	$13.56	$9.16	7.1%	(27.6)%	$0.35(8)
Third Quarter	$12.95	$14.00	$13.22	8.1%	2.1%	$0.35(8)
Second Quarter	$13.35	$14.52	$12.31	8.8%	(7.8)%	$0.35(8)
First Quarter	$13.49	$14.28	$12.20	5.9%	(9.6)%	$0.35(8)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
Calculated by taking the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.

(3)
Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan” in the accompanying prospectus.

(4)
NAV calculation is not yet available.

(5)
On May 8, 2020, we declared a quarterly distribution of $0.25 per share, to be paid June 30, 2020 to stockholders of record as of June 15, 2020.

(6)
Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.

(7)
There was no return of capital for tax purposes for the year ended December 31, 2019.

(8)
There was no return of capital for tax purposes for the year ended December 31, 2018.

Senior Securities
Information about our senior securities is shown in the following table as of December 31, 2019 and for the years indicated in the table (dollars in thousands). This annual information has been derived from our audited consolidated financial statements for each respective period, which have been audited by RSM US LLP, our independent registered public accounting firm, and are incorporated by reference into this prospectus supplement. RSM US LLP’s report on the senior securities table as of December 31, 2019 is attached as an exhibit to the registration statement of which this prospectus supplement is a part.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
December 31, 2019	$180,294	$1,862	—	N/A
December 31, 2018	136,026	2,262	—	N/A
December 31, 2017	117,092	3,380	—	N/A
December 31, 2016	129,000	2,848	—	N/A
December 31, 2015	123,700	2,462	—	N/A
December 31, 2014	82,300	2,547	—	N/A
December 31, 2013	76,000	2,644	—	N/A
December 31, 2012	55,000	2,521	—	N/A
5.75% Notes due 2023
December 31, 2019	$109,000	$1,862	—	$1,005(5)
December 31, 2018	69,000	2,262	—	$986(5)
Secured Borrowings(6)
December 31, 2019	$—	$1,862	—	N/A
December 31, 2018	—	2,262	—	N/A
December 31, 2017	—	3,380	—	N/A
December 31, 2016(7)	1,320	2,848	—	N/A
December 31, 2015(8)	2,535	2,462	—	N/A
December 31, 2014(9)	4,134	2,547	—	N/A
December 31, 2013(10)	7,997	2,644	—	N/A
December 31, 2012	—	2,521	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit (including for the 5.75% Notes due 2023, which were issued in $25 increments). On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of MRCC SBIC guaranteed by the SBA from our asset coverage test under the 1940 Act.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable, except for with respect to the 5.75% Notes due 2023, as senior securities are not registered for public trading.

(5)
The average market value for the 5.75% Notes due 2023 is calculated as the average daily closing prices of such notes on the Nasdaq Global Select Market for the year divided by the par value per unit of such notes. This average market value is multiplied by $1,000 to determine the Average Market Value per Unit.

(6)
Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. Amounts presented in this table represent the par amount outstanding.

(7)
The secured borrowings have a weighted average stated interest rate of 6.26%, a weighted average years to maturity of 1.0 year and a fair value as of December 31, 2016 of $1,314.

(8)
The secured borrowings have a weighted average stated interest rate of 5.75%, a weighted average years to maturity of 2.0 years and a fair value as of December 31, 2015 of $2,476.

(9)
The secured borrowings have a weighted average stated interest rate of 5.45%, a weighted average years to maturity of 3.0 years and a fair value as of December 31, 2014 of $4,008.

(10)
The secured borrowings have a weighted average stated interest rate of 4.33%, a weighted average years to maturity of 4.0 years and a fair value as of December 31, 2013 of $7,943.

PORTFOLIO COMPANIES
The following table sets forth certain information as of March 31, 2020, for each portfolio company in which we had a debt or equity investment. Other than equity investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, and the board observation or participation rights we may receive. Except as identified in a footnote below, we do not “control” and are not an “affiliate” of any of our portfolio companies, as each term is defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% in voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities.
Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Acquisition Date(c)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(d)	Percentage of Class Held
						(in thousands)
777 SPV I, LLC 600 Brickell Ave, 19th Floor Miami, FL 33131	Banking, Finance, Insurance & Real Estate	Delayed Draw(e)(f)	10.25% (LIBOR + 8.50%, 1.75% Floor)	4/15/2019	4/14/2023	5,204	$5,217	—
AdTheorent, Inc. 315 Hudson Street, 9th Floor New York, NY 10013	Media: Advertising, Printing & Publishing	Senior Secured	10.08% (LIBOR + 8.50%, 0.50% Floor)	12/22/2016	12/22/2021	3,335	3,275	—
		Class A Voting Units (128,866 Units)(g)(h)	—(i)	12/22/2016	—	—	397	0.50%
ALTA Enterprises, LLC 13211 Merriman Rd. Livonia, MI 48150	Capital Equipment	Junior Secured	9.80% (LIBOR + 8.00%, 1.80% Floor)	2/14/2020	8/13/2025	4,000	3,889	—
American Community Homes, Inc. 250 West 57th Street, Suite 816 New York, NY 10107	Banking, Finance, Insurance & Real Estate	Senior Secured(j)	11.50% PIK (LIBOR + 10.00%, 1.50% Floor)	7/22/2014	12/31/2020	9,096	6,259	—
		Senior Secured(j)	16.00% PIK (LIBOR + 14.50%, 1.50% Floor)	7/22/2014	12/31/2020	5,834	4,014	—
		Senior Secured(j)	11.50% PIK (LIBOR + 10.00%, 1.50% Floor)	3/17/2016	12/31/2020	688	474	—
		Senior Secured(j)	11.50% PIK (LIBOR + 10.00%, 1.50% Floor)	5/24/2017	12/31/2020	551	379	—
		Senior Secured(j)	16.00% PIK (LIBOR + 14.50%, 1.50% Floor)	5/24/2017	12/31/2020	314	216	—
		Senior Secured(j)	11.50% PIK (LIBOR + 10.00%, 1.50% Floor)	8/10/2018	12/31/2020	1,970	1,355	—
		Senior Secured(j)	11.50% PIK (LIBOR + 10.00%, 1.50% Floor)	3/29/2019	12/31/2020	3,693	2,541	—
		Senior Secured(j)	11.50% PIK (LIBOR + 10.00%, 1.50% Floor)	9/30/2019	12/31/2020	15	10	—
		Senior Secured(j)	11.50% PIK (LIBOR + 10.00%, 1.50% Floor)	12/30/2019	12/31/2020	84	58	—
		Revolver(j)(k)	9.50% Cash / 2.00% PIK (LIBOR + 10.00%, 1.50% Floor)	3/30/2020	12/31/2020	2,500	1,147	—
		Warrant to purchase up to 22.3% of the equity(h)(j)	—(i)	10/9/2014	12/18/2024	—	—	—
American Optics Holdco, Inc. 40 Washington Street, Suite 250 Wellesley, MA 02481	Healthcare & Pharmaceuticals	Senior Secured(f)(l)	8.00% (LIBOR + 7.00%, 1.00% Floor)	9/13/2017	9/13/2022	4,210	4,184	—
		Senior Secured(f)(l)	8.00% (LIBOR + 7.00%, 1.00% Floor)	9/13/2017	9/13/2022	1,637	1,627	—
		Revolver(f)(k) (l)	8.00% (LIBOR + 7.00%, 1.00% Floor)	9/13/2017	9/13/2022	440	—	—
		Revolver(f)(k) (l)	8.00% (LIBOR + 7.00%, 1.00% Floor)	9/13/2017	9/13/2022	440	—	—
Answers Finance, LLC 6665 Delmar Boulevard Saint Louis, MO 63130	High Tech Industries	Common stock (76,539 shares)(g)(h)	—(i)	4/14/2017	—	—	54	0.77%
APCO Worldwide, Inc. 1299 Pennsylvania Avenue, NW #300 Washington, DC 20004	Services: Business	Class A voting common stock (100 shares)(g)(h)	—(i)	11/1/2017	—	—	282	0.98%
Apotheco, LLC 722 Courtyard Drive Hillsborough, NJ 08844	Healthcare & Pharmaceuticals	Senior Secured	6.50% (LIBOR + 5.50%, 1.00% Floor)	4/8/2019	4/8/2024	3,474	3,233	—
		Delayed Draw(e)(k)	6.50% (LIBOR + 5.50%, 1.00% Floor)	4/8/2019	4/8/2024	1,647	—	—
		Revolver	6.50% (LIBOR + 5.50%, 1.00% Floor)	4/8/2019	4/8/2024	909	846	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Acquisition Date(c)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(d)	Percentage of Class Held
						(in thousands)
Arcserve (USA), LLC 8855 Columbine Rd Eden Prairie, MN 55347	Services: Business	Senior Secured	7.41% (LIBOR + 5.50%, 1.00% Floor)	5/1/2019	5/1/2024	4,724	$4,538	—
Ascent Midco, LLC 757 S. Main Street Springville, UT 84663	Healthcare & Pharmaceuticals	Senior Secured(j)(m)	6.75% (LIBOR + 5.75%, 1.00% Floor)	2/5/2020	2/5/2025	6,983	6,717	—
		Delayed Draw(e)(k) (m)	6.75% (LIBOR + 5.75%, 1.00% Floor)	2/5/2020	2/5/2025	2,838	—	—
		Revolver(j)(k)	6.75% (LIBOR + 5.75%, 1.00% Floor)	2/5/2020	2/5/2025	1,129	706	—
		Class A Units (2,032,258 units)(g)(h)(j)	8.00% PIK	2/5/2020	—	—	1,978	6.22%
Atlas Sign Industries of FLA, LLC 1077 West Blue Heron Boulevard West Palm Beach, FL 33404	Services: Business	Senior Secured(m)	11.50% Cash/ 1.00% PIK (LIBOR + 11.50%, 1.00% Floor)	5/14/2018	5/15/2023	3,536	3,170	—
		Warrant to purchase up to 0.8% of the equity(g)(h)	—(i)	5/14/2018	5/14/2026	—	31	—
Attom Intermediate Holdco, LLC 1 Venture, Suite 300 Irvine, CA 92618	Media: Diversified & Production	Senior Secured	6.75% (LIBOR + 5.75%, 1.00% Floor)	1/4/2019	1/4/2024	1,975	1,928	—
		Revolver	6.75% (LIBOR + 5.75%, 1.00% Floor)	1/4/2019	1/4/2024	320	312	—
		Class A Units (260,000 units)(g)(h)	—(i)	1/4/2019	—	—	246	0.48%
BJ Services, LLC 11211 FM 2920 Road Tomball, TX 77375	Energy: Oil & Gas	Senior Secured	8.50% (LIBOR + 7.00%, 1.50% Floor)	1/28/2019	1/3/2023	4,275	4,203	—
Bluestem Brands, Inc. 7075 Flying Cloud Drive Eden Prairie, MN 55344	Retail	Senior Secured	9.75% (PRIME + 6.50%)	6/26/2015	11/6/2020	2,275	1,353	—
Burroughs, Inc. 41100 Plymouth Road Plymouth, MI 48170	Services: Business	Senior Secured(m)	9.08% Cash/ 0.50% PIK (LIBOR + 8.00%, 1.00% Floor)	12/22/2017	12/22/2022	5,722	5,371	—
		Revolver(k)	9.08% Cash/ 0.50% PIK (LIBOR + 8.00%, 1.00% Floor)	12/22/2017	12/22/2022	1,219	1,095	—
Cali Bamboo, LLC 6675 Mesa Ridge Road #100 San Diego, CA 92121	Construction & Building	Senior Secured	7.99% (LIBOR + 7.00%, 0.50% Floor)	7/10/2015	7/10/2020	7,834	7,161	—
		Revolver(k)	7.99% (LIBOR + 7.00%, 0.50% Floor)	7/10/2015	7/10/2020	2,165	850	—
California Pizza Kitchen, Inc. 12181 Bluff Creek Drive Playa Vista, CA 90094	Beverage, Food & Tobacco	Senior Secured	7.62% (LIBOR + 6.00%, 1.00% Floor)	8/19/2016	8/23/2022	6,755	3,415	—
Certify, Inc. 20 York Street, Suite 201 Portland, ME 04101	Services: Business	Senior Secured	6.75% (LIBOR + 5.75%, 1.00% Floor)	2/28/2019	2/28/2024	9,000	8,905	—
		Delayed Draw(e)(k)	6.75% (LIBOR + 5.75%, 1.00% Floor)	2/28/2019	2/28/2024	1,227	810	—
		Revolver(k)	6.75% (LIBOR + 5.75%, 1.00% Floor)	2/28/2019	2/28/2024	409	61	—
Crownpeak Technology, Inc. 707 17th Street, Floor 38 Denver, CO 80202	Media: Diversified & Production	Senior Secured	7.83% (LIBOR + 6.25%, 1.00% Floor)	2/28/2019	2/28/2024	4,000	3,905	—
		Senior Secured	7.83% (LIBOR + 6.25%, 1.00% Floor)	2/28/2019	2/28/2024	60	59	—
		Revolver(k)	7.83% (LIBOR + 6.25%, 1.00% Floor)	2/28/2019	2/28/2024	167	—	—
CSM Bakery Supplies, LLC 1912 Montreal Road W Tucker, GA 30084	Beverage, Food & Tobacco	Junior Secured	9.62% (LIBOR + 7.75%, 1.00% Floor)	5/23/2013	7/5/2021	5,792	4,518	—
Curion Holdings, LLC 3548 Route 9 South, 2nd Floor Old Bridge, NJ 08857	Services: Business	Senior Secured(j)(m)	14.00% PIK(n)	5/2/2017	5/2/2022	4,226	3,011	—
		Revolver(j)(k)	14.00% PIK(n)	5/2/2017	5/2/2022	594	440	—
		Junior Secured(j)(m)	15.00% PIK(n)	8/17/2018	1/2/2023	1,720	—	—
		Junior Secured(j)(m)	15.00% PIK(n)	8/17/2018	1/2/2023	44	—	—
		Common stock (58,779 shares)(h)(j)	—(i)	8/17/2018	—	—	—	12.10%

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Acquisition Date(c)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(d)	Percentage of Class Held
						(in thousands)
Destination Media, Inc. 1070 Woodward Avenue Detroit, MI 48226	Media: Advertising, Printing & Publishing	Senior Secured(m)	6.50% (LIBOR + 5.50%, 1.00% Floor)	4/7/2017	4/7/2022	4,624	$4,554	—
		Revolver(k)	6.50% (LIBOR + 5.50%, 1.00% Floor)	4/7/2017	4/7/2022	542	427	—
Dude Solutions Holdings, Inc. 11000 Regency Pkwy, Suite 110 Cary, NC 27518	Construction & Building	Senior Secured	8.57% (LIBOR + 7.50%, 1.00% Floor)	6/14/2019	6/13/2025	10,000	9,830	—
		Revolver(k)	8.57% (LIBOR + 7.50%, 1.00% Floor)	6/14/2019	6/13/2025	1,304	342	—
Echelon Funding I, LLC 1625 S. Congress Avenue Delray Beach, FL 33445	Banking, Finance, Insurance & Real Estate	Senior Secured(f)	11.83% (LIBOR + 10.25%, 0.50% Floor)	12/31/2019	1/11/2021	2,004	2,004	—
		Delayed Draw(e)(f) (k)	11.83% (LIBOR + 10.25%, 0.50% Floor)	2/24/2017	1/11/2021	14,175	8,842	—
Education Corporation of America 1033 Skokie Boulevard, Suite 360 Northbrook, IL 60062	Services: Consumer	Junior Secured	6.95% Cash/ 5.50% PIK (LIBOR + 11.00%)(n)	9/3/2015	n/a(o)	833	762	—
		Series G Preferred Stock (8,333 shares)(g)(h)	12.00% PIK(n)	9/3/2015	—	—	5,117	20.83%
Energy Services Group, LLC 141 Longwater Drive, Suite 113 Norwell, MA 02061	High Tech Industries	Unitranche(p)	9.42% (LIBOR + 8.42%, 1.00% Floor)	5/4/2017	5/4/2022	4,115	4,006	—
		Unitranche(f)(p)(q)	9.42% (LIBOR + 8.42%, 1.00% Floor)	5/4/2017	5/4/2022	4,605	4,515	—
		Unitranche (p)	9.42% (LIBOR + 8.42%, 1.00% Floor)	5/4/2017	5/4/2022	1,171	1,140	—
Familia Dental Group Holdings, LLC 2050 East Algonquin Road, Suite 610 Schaumburg, IL 60173	Healthcare & Pharmaceuticals	Senior Secured(m)	9.00% Cash/ 0.75% PIK (LIBOR + 8.75%, 0.50% Floor)	4/8/2016	4/8/2021	5,030	4,438	—
		Senior Secured	9.00% Cash/ 0.75% PIK (LIBOR + 8.75%, 0.50% Floor)	4/8/2016	4/8/2021	484	427	—
		Revolver(k)	9.00% Cash/ 0.75% PIK (LIBOR + 8.75%, 0.50% Floor)	4/8/2016	4/8/2021	573	329	—
Forman Mills, Inc. 1070 Thomas Busch Memorial Highway Pennsauken, NJ 08110	Retail	Senior Secured(m)	8.50% Cash/ 2.00% PIK (LIBOR + 9.50%, 1.00% Floor)	1/14/2020	10/4/2021	1,308	1,278	—
		Senior Secured(m)	8.50% Cash/ 2.00% PIK (LIBOR + 9.50%, 1.00% Floor)	10/4/2016	10/4/2021	744	727	—
		Senior Secured(m)	8.50% Cash/ 2.00% PIK (LIBOR + 9.50%, 1.00% Floor)	10/4/2016	10/4/2021	7,459	4,587	—
		Warrant to purchase up to 2.6% of the equity(g)(h)	—(i)	1/14/2020	1/14/2029	—	—	—
Franchise Group Intermediate Holdco, LLC 1716 Corporate Landing Parkway Virginia Beach, VA 23454	Consumer Goods: Durable	Senior Secured	10.65% (LIBOR + 9.00%, 1.50% Floor)	2/24/2020	2/14/2025	4,000	3,852	—
Hastings Manufacturing Company 325 N Hanover Street Hastings, MI 49058	Automotive	Senior Secured	9.25% Cash/ 2.00% PIK (LIBOR + 10.25%, 1.00% Floor)	4/24/2018	4/24/2023	2,812	2,709	—
HFZ Capital Group, LLC 600 Madison Avenue, Fifteenth Floor New York, NY 10022	Banking, Finance, Insurance & Real Estate	Senior Secured(f)	14.41% (LIBOR + 12.50%, 1.50% Floor)	10/20/2017	11/25/2020	18,000	17,800	—
HFZ Member RB Portfolio, LLC 600 Madison Avenue, Fifteenth Floor New York, NY 10022	Banking, Finance, Insurance & Real Estate	Senior Secured(f)	13.91% (LIBOR + 12.00%, 1.00% Floor)	10/30/2018	10/29/2021	9,780	9,639	—
HS4 Acquisitionco, Inc. 6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Services: Business	Senior Secured	8.20% (LIBOR + 6.75%, 1.00% Floor)	7/9/2019	7/9/2025	10,050	9,738	—
		Revolver(k)	7.75% (LIBOR + 6.75%, 1.00% Floor)	7/9/2019	7/9/2025	817	455	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Acquisition Date(c)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(d)	Percentage of Class Held
						(in thousands)
Incipio, LLC 3347 Michelson, Suite 100 Irvine, CA 92612	Consumer Goods: Non-Durable	Unitranche(j)(p)(r)	10.08% PIK (LIBOR + 8.50%, 1.00% Floor)(n)	12/26/2014	8/22/2022	14,701	6,027	—
		Unitranche(j)(p)(s)	10.08% PIK (LIBOR + 8.50%, 1.00% Floor)	3/9/2018	8/22/2022	3,914	3,811	—
		Unitranche(j)(p)	10.08% PIK (LIBOR + 8.50%, 1.00% Floor)	7/6/2018	8/22/2022	1,663	$1,631	—
		Unitranche(j)(p)	10.08% PIK (LIBOR + 8.50%, 1.00% Floor)	1/15/2020	8/22/2022	1,423	1,395	—
		Unitranche(j)(p)	10.08% PIK (LIBOR + 8.50%, 1.00% Floor)	4/17/2019	8/22/2022	710	696	—
		Junior Secured(j)(t)	10.70% PIK(n)	6/18/2018	8/22/2022	3,766	—	—
		Junior Secured(j)(u)	10.70% PIK(n)	6/18/2018	8/22/2022	7,194	—	—
		Series C common units (1,774 shares)(h)(j)	—(i)	7/6/2018	—	—	—	17.74%
InMobi Pte, Ltd. 2951 28th Street, Suite 1000 Santa Monica, CA 90405	Media: Advertising, Printing & Publishing	Right to purchase 2.8% of the equity(f)(g) (h) (l)	—(i)	9/18/2015	9/18/2025	—	188	—
IT Global Holding, LLC 222 W. Las Colinas Blvd, Suite 1650E Irving, TX 75039	Services: Business	Senior Secured	10.00% (LIBOR + 9.00%, 1.00% Floor)	11/15/2018	11/10/2023	10,172	9,648	—
		Senior Secured	10.00% (LIBOR + 9.00%, 1.00% Floor)	7/19/2019	11/10/2023	3,791	3,596	—
		Revolver	10.00% (LIBOR + 9.00%, 1.00% Floor)	11/15/2018	11/10/2023	875	830	—
Kaseya Traverse, Inc. 701 Brickell Avenue, Suite 400 Miami, FL 33131	Services: Business	Senior Secured	5.91% Cash/ 3.00% PIK (LIBOR + 7.00%, 1.00% Floor)	5/3/2019	5/2/2025	6,475	6,185	—
		Delayed Draw(e)(k)	5.91% Cash/ 3.00% PIK (LIBOR + 7.00%, 1.00% Floor)	5/3/2019	5/2/2025	723	90	—
		Delayed Draw(e)(k)	5.91% Cash/ 3.00% PIK (LIBOR + 7.00%, 1.00% Floor)	3/4/2020	3/4/2022	289	—	—
		Revolver(k)	7.50% (LIBOR + 6.50%, 1.00% Floor)	5/3/2019	5/2/2025	506	479	—
Kudu Investment Holdings, LLC 286 Madison Avenue,Suite 2002 New York, NY 10017	Banking, Finance, Insurance & Real Estate	Senior Secured(f)	7.70% (LIBOR + 6.25%, 1.00% Floor)	12/23/2019	12/23/2025	5,500	5,372	—
		Delayed Draw(e)(f) (k)	7.68% (LIBOR + 6.25%, 1.00% Floor)	12/23/2019	12/23/2025	3,667	1,131	—
		Revolver(f)(k)	7.70% (LIBOR + 6.25%, 1.00% Floor)	12/23/2019	12/23/2025	482	—	—
Liftforward SPV II, LLC 180 Maiden Lane, 10th Floor New York, NY 10038	Banking, Finance, Insurance & Real Estate	Senior Secured(f)	11.74% (LIBOR + 10.75%, 0.50% Floor)	11/10/2016	11/10/2020	2,568	2,556	—
LuLu’s Fashion Lounge, LLC 195 Humboldt Avenue Chico, CA 95928	Retail	Senior Secured	10.07% (LIBOR + 9.00%, 1.00% Floor)	8/21/2017	8/29/2022	4,156	3,554	—
Luxury Optical Holdings Co. 260 West 39th Street – 12th Floor New York, NY 10018	Retail	Senior Secured(j)	9.00% PIK (LIBOR + 8.00%, 1.00% Floor)(n)	9/12/2014	9/30/2020	4,953	2,957	—
		Senior Secured(j)	12.50% (LIBOR + 11.50%, 1.00% Floor)(n)	9/29/2017	9/30/2020	624	615	—
		Revolver(j)	9.00% PIK (LIBOR + 8.00%, 1.00% Floor)(n)	9/12/2014	9/30/2020	228	136	—
		Common stock (86 shares)(h)(j)	—(i)	9/29/2017	—	—	—	9.56%
LX/JT Intermediate Holdings, Inc. 4401 S Oakley Ave Chicago, IL 60609	Beverage, Food & Tobacco	Senior Secured(m)	7.50% (LIBOR + 6.00%, 1.50% Floor)	3/11/2020	3/11/2025	10,000	9,800	—
		Revolver(k)	7.50% (LIBOR + 6.00%, 1.50% Floor)	3/11/2020	3/11/2025	833	—	—
Madison Logic, Inc. 257 Park Avenue South, 5th Floor New York, NY 10010	Services: Business	Senior Secured(m)	8.49% (LIBOR + 7.50%, 0.50% Floor)	11/30/2016	11/30/2021	9,561	9,341	—
		Revolver(k)	8.49% (LIBOR + 7.50%, 0.50% Floor)	11/30/2016	11/30/2021	988	—	—
Magneto & Diesel Acquisition, Inc. 7902 FM 1960 Bypass Rd. W. Humble, Texas 77338	Automotive	Senior Secured	6.50% (LIBOR + 5.50%, 1.00% Floor)	12/18/2018	12/18/2023	4,937	4,671	—
		Revolver(k)	6.50% (LIBOR + 5.50%, 1.00% Floor)	12/18/2018	12/18/2023	500	236	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Acquisition Date(c)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(d)	Percentage of Class Held
						(in thousands)
Mammoth Holdings, LLC 1380 West Paces Ferry Road NW Suite 2160 Atlanta, GA 30327	Services: Consumer	Senior Secured	7.91% (LIBOR + 6.00%, 1.00% Floor)	10/16/2018	10/16/2023	1,975	$1,950	—
		Senior Secured	7.91% (LIBOR + 6.00%, 1.00% Floor)	10/16/2018	10/16/2023	4,146	4,094	—
		Revolver	7.00% (LIBOR + 6.00%, 1.00% Floor)	10/16/2018	10/16/2023	500	494	—
MC Sign Lessor Corp. 8959 Tyler Boulevard Mentor, OH 44060	Media: Advertising, Printing & Publishing	Senior Secured	8.58% (LIBOR + 7.00%, 1.00% Floor)	12/22/2017	8/30/2024	15,681	15,123	—
		Revolver(k)	8.58% (LIBOR + 7.00%, 1.00% Floor)	12/22/2017	8/30/2024	3,490	337	—
		Common units (686 units)(g)(h)	—(i)	8/30/2019	—	—	645	0.85%
MCP Shaw Acquisitionco, LLC 25190 Bernwood Drive Bonita Springs, Florida 34135	Capital Equipment	Senior Secured(m)	8.11% (LIBOR + 6.50%, 1.00% Floor)	2/28/2020	11/28/2025	10,000	9,790	—
		Revolver	8.02% (LIBOR + 6.50%, 1.00% Floor)	2/28/2020	11/28/2025	1,784	1,746	—
		Class A-2 Units (118,906 units)(g)(h)	—(i)	2/28/2020	—	—	109	0.16%
MFG Chemical, LLC 1804 Kimberly Park Drive Dalton, GA 30720	Chemicals, Plastics & Rubber	Unitranche(m)(p)	6.99% (LIBOR + 6.00%, 0.50% Floor)	6/23/2017	6/23/2022	9,232	8,383	—
		Unitranche(p)	6.99% (LIBOR + 6.00%, 0.50% Floor)	3/15/2018	6/23/2022	985	894	—
Micro Holdings Corp. 909 N. Sepulveda Boulevard, 11th Floor El Segundo, CA 90245	High Tech Industries	Junior Secured	8.57% (LIBOR + 7.50%)	8/16/2017	8/18/2025	3,000	2,535	—
Midwest Composite Technologies, LLC 1050 Walnut Ridge Drive Hartland, WI 53029	Chemicals, Plastics & Rubber	Senior Secured(m)	7.75% (LIBOR + 6.75%, 1.00% Floor)	12/2/2019	8/31/2023	14,925	14,081	—
		Senior Secured	7.75% (LIBOR + 6.75%, 1.00% Floor)	8/31/2018	8/31/2023	887	836	—
		Delayed Draw(e)(k)	7.75% (LIBOR + 6.75%, 1.00% Floor)	8/31/2018	8/31/2023	509	56	—
		Revolver	7.75% (LIBOR + 6.75%, 1.00% Floor)	8/31/2018	8/31/2023	90	85	—
Mindbody, Inc. 4051 Broad Street, Suite 220 San Luis Obispo, CA 93401	High Tech Industries	Senior Secured	8.00% (LIBOR + 7.00%, 1.00% Floor)	2/15/2019	2/14/2025	6,333	6,023	—
		Revolver	8.07% (LIBOR + 7.00%, 1.00% Floor)	2/15/2019	2/14/2025	667	634	—
Mnine Holdings, Inc. 12000 Biscayne Boulevard, Suite 600 Miami, FL 33181	High Tech Industries	Senior Secured	11.00% (PRIME + 7.75%)	11/2/2018	11/2/2023	10,587	10,303	—
		Revolver(k)	6.25% (PRIME+ 3.00%)	1/17/2020	11/2/2023	533	18	—
MRCC Senior Loan Fund I, LLC 311 South Wacker Drive, Suite 6400 Chicago, IL 60606	Investment Funds & Vehicles	LLC Equity Interest (50.0% of the equity interest)(f)(v)	—	10/31/2017	—	—	31,325	50.00%
Nearly Natural, Inc. 695 E 10th Avenue Hialeah, FL 33010	Wholesale	Senior Secured(m)	8.45% (LIBOR + 7.00%, 1.00% Floor)	12/15/2017	12/15/2022	6,816	6,491	—
		Delayed Draw(e)(k)(m)	8.45% (LIBOR + 7.00%, 1.00% Floor)	8/28/2019	12/15/2022	1,915	1,323	—
		Revolver	8.45% (LIBOR + 7.00%, 1.00% Floor)	12/15/2017	12/15/2022	1,522	1,449	—
		Class A Units (152,174 units)(g)(h)	—(i)	12/15/2017	—	—	144	0.44%
New England College of Business and Finance, LLC 1033 Skokie Boulevard,Suite 360 Northbrook, IL 60062	Services: Consumer	Revolver(j)(k)	12.58% (LIBOR + 11.00%, 1.00% Floor)	6/25/2019	6/30/2021	1,305	1,260	—
		LLC Units (1,458,332 units)(h)(j)	—(i)	6/21/2019	—	—	120	20.83%
Newforma, Inc. 1750 Elm Street Manchester, NH 03104	High Tech Industries	Senior Secured(m)	6.95% (LIBOR + 5.50%, 1.00% Floor)	6/30/2017	6/30/2022	13,157	13,048	—
		Revolver(k)	6.95% (LIBOR + 5.50%, 1.00% Floor)	6/30/2017	6/30/2022	1,250	—	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Acquisition Date(c)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(d)	Percentage of Class Held
						(in thousands)
Nova Wildcat Amerock, LLC 10115 Kincey Avenue, Suite 210 Huntersville, NC 28078	Consumer Goods: Durable	Senior Secured	6.75% (LIBOR + 5.75%, 1.00% Floor)	10/12/2018	10/12/2023	9,078	$8,785	—
		Revolver(k)	6.75% (LIBOR + 5.75%, 1.00% Floor)	10/12/2018	10/12/2023	931	451	—
Parterre Flooring & Surface Systems, LLC 500 Research Drive Wilmington, MA 01887	Consumer Goods: Durable	Senior Secured(m)	10.00% (LIBOR + 9.00%, 1.00% Floor)	8/22/2017	8/22/2022	7,920	6,130	—
		Revolver	10.00% (LIBOR + 9.00%, 1.00% Floor)	8/22/2017	8/22/2022	696	539	—
PKS Holdings, LLC 18 Corporate Woods Blvd. Albany, NY 12211	Banking, Finance, Insurance & Real Estate	Senior Secured(f)	16.58% (LIBOR + 15.00%, 0.50% Floor)	11/30/2017	11/30/2022	1,645	1,661	—
		Revolver(f)(k)	16.58% (LIBOR + 15.00%, 0.50% Floor)	11/30/2017	11/30/2022	80	—	—
		Warrant to purchase up to 0.8% of the equity(f)(g)(h)	—(i)	11/30/2017	11/30/2027	—	428	—
Planful, Inc. 555 Twin Dolphin Drive, Suite 400 Redwood City, CA 94065	High Tech Industries	Senior Secured	7.58% (LIBOR + 6.00%, 1.00% Floor)	12/28/2018	12/28/2023	9,500	9,239	—
		Revolver	7.00% (LIBOR + 6.00%, 1.00% Floor)	12/28/2018	12/28/2023	442	430	—
		Class A Units (441,860 units)(g)(h)	—(i)	12/28/2018	—	—	479	0.45%
Priority Ambulance, LLC 9721 Cogdill Road, Suite 302 Knoxville, TN 37932	Healthcare & Pharmaceuticals	Unitranche(p)(x)	7.95% (LIBOR + 6.50%, 1.00% Floor)	7/18/2018	4/12/2022	10,015	9,850	—
		Unitranche(p)(w)	7.95% (LIBOR + 6.50%, 1.00% Floor)	4/12/2017	4/12/2022	1,253	1,233	—
		Delayed Draw(e)(k)(p)	7.95% (LIBOR + 6.50%, 1.00% Floor)	12/13/2018	4/12/2022	2,474	674	—
Prototek Sheetmetal Fabrication, LLC 244 Burnham Intervale Rd Contoocook, NH 03229	High Tech Industries	Senior Secured	8.50% (LIBOR + 7.50%, 1.00% Floor)	6/27/2019	12/12/2022	1,592	1,550	—
		Senior Secured	8.50% (LIBOR + 7.50%, 1.00% Floor)	12/11/2017	12/12/2022	3,351	3,263	—
		Senior Secured	8.50% (LIBOR + 7.50%, 1.00% Floor)	12/11/2017	12/12/2022	2,289	2,230	—
		Revolver	8.50% (LIBOR + 7.50%, 1.00% Floor)	12/11/2017	12/12/2022	233	227	—
Quirch Foods Holdings, LLC 2701 South Le Jeune Road, 12th Floor Coral Gables, FL 33134	Consumer Goods: Non-Durable	Senior Secured	6.96% (LIBOR + 6.00%)	2/14/2019	12/19/2025	1,975	1,728	—
Recorded Future, Inc. 363 Highland Avenue Somerville, MA 02144	High Tech Industries	Senior Secured	7.25% (LIBOR + 6.25%, 1.00% Floor)	7/3/2019	7/3/2025	7,333	7,347	—
		Delayed Draw(e)(k)	7.25% (LIBOR + 6.25%, 1.00% Floor)	7/3/2019	7/3/2025	587	—	—
		Revolver(k)	7.25% (LIBOR + 6.25%, 1.00% Floor)	7/3/2019	7/3/2025	880	587	—
		Class A Units (80,080 units)(g)(h)(y)	—(i)	7/3/2019	—	—	85	—
RedZone Robotics, Inc. 91 43rd Street Suite 250 Pittsburgh, PA 15201	Services: Business	Senior Secured	7.75% Cash/ 1.50% PIK (LIBOR + 8.25%, 1.00% Floor)	6/1/2018	6/5/2023	621	558	—
		Revolver(k)	7.75% Cash (LIBOR + 6.75%, 1.00% Floor)	6/1/2018	6/5/2023	158	—	—
Rockdale Blackhawk, LLC 1700 Brazos Avenue Rockdale, TX 76567	Healthcare & Pharmaceuticals	Senior Secured	15.10%	8/30/2018	n/a(o)	198	198	—
		Senior Secured	15.10%	8/6/2018	n/a(o)	8,877	10,169	—
		Senior Secured	14.00% (LIBOR + 13.00%, 1.00% Floor)(n)	3/31/2015	n/a(o)	10,923	19,188	—
RPL Bidco Limited 67 – 74 Saffron Hill London, England, EC1N 8QX	High Tech Industries	Senior Secured(f)(l)(q)	8.23% (LIBOR + 7.50%, 0.50% Floor)	11/9/2017	11/9/2023	13,272	12,750	—
		Senior Secured(f)(l)(q)	8.23% (LIBOR + 7.50%, 0.50% Floor)	5/22/2018	11/9/2023	1,615	1,549	—
		Revolver(f)(l)(q)	8.56% (LIBOR + 7.50%, 0.50% Floor)	11/9/2017	11/9/2023	497	477	—
RugsUSA, LLC 8 Santa Fe Way Cranbury, NJ 08512	Consumer Goods: Durable	Unitranche(p)	7.96% (LIBOR + 6.50%, 1.00% Floor)	5/2/2018	4/28/2023	4,000	3,888	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Acquisition Date(c)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(d)	Percentage of Class Held
						(in thousands)
Security Services Acquisition Sub Corp. 90 Town Center Street, Suite 202 Daleville, VA 24083	Services: Business	Senior Secured(m)	7.00% (LIBOR + 6.00%, 1.00% Floor)	2/15/2019	2/15/2024	3,465	$3,422	—
		Delayed Draw(e)(k)(m)	7.00% (LIBOR + 6.00%, 1.00% Floor)	2/15/2019	2/15/2024	2,487	1,736	—
		Delayed Draw(e)(k)(m)	7.00% (LIBOR + 6.00%, 1.00% Floor)	2/15/2019	2/15/2024	2,184	1,051	—
		Revolver	7.00% (LIBOR + 6.00%, 1.00% Floor)	2/15/2019	2/15/2024	1,563	1,543	—
SHI Holdings, Inc. 620 Newport Center Drive, 8th Floor Newport Beach, CA 92660	Healthcare & Pharmaceuticals	Senior Secured(j)(m)	11.74% PIK (LIBOR + 10.75%)(n)	7/10/2014	12/31/2020	2,899	1,180	—
		Revolver(j)(k)	11.74% PIK (LIBOR + 10.75%)(n)	7/10/2014	12/31/2020	4,667	1,868	—
		Common stock (24 shares)(h)(j)	—(i)	12/14/2016	—	—	—	19.09%
StormTrap, LLC 1287 Windham Parkway Romeoville, IL 60446	Environmental Industries	Senior Secured	6.50% (LIBOR + 5.50%, 1.00% Floor)	12/10/2018	12/8/2023	7,920	7,400	—
		Revolver(k)	6.50% (LIBOR + 5.50%, 1.00% Floor)	12/10/2018	12/8/2023	432	—	—
Summit Container Corporation 17 South Middlesex Ave Monroe Township, NJ 08831	Containers, Packaging & Glass	Senior Secured(j)	9.00% (LIBOR + 8.00%, 1.00% Floor)	12/5/2013	1/6/2021	3,259	2,800	—
		Revolver(j)(k)	9.00% (LIBOR + 8.00%, 1.00% Floor)	6/15/2018	1/6/2021	7,000	4,217	—
		Warrant to purchase up to 19.5% of the equity(h)(j)	—(i)	1/6/2014	1/6/2024	—	—	—
Synergy Environmental Corporation 369-399 Old Water Works Rd Old Bridge, NJ 08857	Environmental Industries	Senior Secured(m)	8.99% (LIBOR + 8.00%, 0.50% Floor)	4/29/2016	9/30/2021	2,893	2,852	—
		Senior Secured(m)	8.99% (LIBOR + 8.00%, 0.50% Floor)	4/29/2016	9/30/2021	484	477	—
		Senior Secured	8.99% (LIBOR + 8.00%, 0.50% Floor)	4/29/2016	9/30/2021	827	815	—
		Revolver(k)	8.99% (LIBOR + 8.00%, 0.50% Floor)	4/29/2016	9/30/2021	671	266	—
TCP-NG (U.S.), LLC 649 San Ramon Valley Blvd Danville, CA 94526	Banking, Finance, Insurance & Real Estate	Senior Secured(f)	8.75% (LIBOR + 7.25%, 1.50% Floor)	8/23/2019	8/22/2024	2,850	2,769	—
		Revolver(f)(k)	8.75% (LIBOR + 7.25%, 1.50% Floor)	8/23/2019	8/22/2024	180	—	—
The Tie Bar Operating Company, LLC 123 Ambassador Drive, Suite 123 Naperville, IL 60540	Retail	Class A Preferred Units (1,275 units)(g)(h)	—(i)	6/25/2013	—	—	63	0.26%
		Class B Preferred Units (1,275 units)(g)(h)	—(i)	6/25/2013	—	—	—	0.26%
The Worth Collection, Ltd. 520 Eighth Avenue, 23rd Floor New York, NY 10018	Retail	Senior Secured(m)	9.49% (LIBOR + 8.50%, 0.50% Floor)(n)	9/29/2016	9/29/2021	10,587	958	—
Toojay’s Management, LLC 3654 Georgia Avenue West Palm Beach, FL 33405	Beverage, Food & Tobacco	Senior Secured	6.50% (LIBOR + 5.50%, 1.00% Floor)	10/26/2018	10/26/2022	3,465	3,224	—
		Senior Secured	6.50% (LIBOR + 5.50%, 1.00% Floor)	10/26/2018	10/26/2022	475	442	—
		Revolver	6.50% (LIBOR + 5.50%, 1.00% Floor)	10/26/2018	10/26/2022	159	148	—
TRP Construction Group, LLC 2213 Moneda Street Haltom City, TX 76117	Services: Business	Senior Secured(m)	7.50% (LIBOR + 6.50%, 1.00% Floor)	10/5/2017	10/5/2022	7,860	7,612	—
		Senior Secured	7.50% (LIBOR + 6.50%, 1.00% Floor)	9/5/2018	10/5/2022	6,657	6,447	—
		Revolver	7.50% (LIBOR + 6.50%, 1.00% Floor)	10/5/2017	10/5/2022	2,133	2,066	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Acquisition Date(c)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(d)	Percentage of Class Held
						(in thousands)
Valudor Products LLC 11260 EL Camino Real, Suite 210 San Diego, CA 92130	Chemicals, Plastics & Rubber	Senior Secured	8.50% (LIBOR + 7.50%, 1.00% Floor)	6/18/2018	6/19/2023	1,553	$1,479	—
		Senior Secured(z)	8.50% (LIBOR + 7.50%, 1.00% Floor)	6/18/2018	6/19/2023	211	200	—
		Revolver(k)	10.50% (LIBOR + 9.50%, 1.00% Floor)	6/18/2018	6/19/2023	818	384	—
		Class A-1 Units (501,014)(g)(h)	10.00% PIK	6/18/2018	—	—	—	5.27%
Vice Group Holding, Inc. 49 S 2nd St Brooklyn, NY 11211	Media: Broadcasting & Subscription	Senior Secured	5.92% Cash/ 8.00% PIK (LIBOR + 12.00%, 1.50% Floor)	5/2/2019	11/2/2022	1,276	1,257	—
		Senior Secured	5.92% Cash/ 8.00% PIK (LIBOR + 12.00%, 1.50% Floor)	11/4/2019	11/2/2022	245	241	—
		Senior Secured	13.77% (LIBOR + 12.00%, 1.50% Floor)	5/2/2019	11/2/2022	400	394	—
		Delayed Draw(e)(k)	13.77% (LIBOR + 12.00%, 1.50% Floor)	5/2/2019	11/2/2022	160	—	—
VPS Holdings, LLC 30012 Ivy Glenn Drive, Suite 210 Laguna Niguel, CA 92677	Services: Business	Senior Secured	8.00% (LIBOR + 7.00%, 1.00% Floor)	10/5/2018	10/4/2024	4,506	4,204	—
		Senior Secured	8.00% (LIBOR + 7.00%, 1.00% Floor)	10/5/2018	10/4/2024	3,675	3,428	—
		Revolver(k)	8.00% (LIBOR + 7.00%, 1.00% Floor)	10/5/2018	10/4/2024	1,000	93	—
WillowTree, LLC 107 5th Street Southeast, Suite B Charlottesville, VA 22902	High Tech Industries	Unitranche(p)	6.00% (LIBOR + 5.00%, 1.00% Floor)	10/9/2018	10/9/2023	7,900	7,683	—
XanEdu Publishing, Inc. 4750 Venture Drive, Suite 400 Ann Arbor, MI 48108	Media: Advertising, Printing & Publishing	Senior Secured	7.50% (LIBOR + 6.50%, 1.00% Floor)	1/28/2020	1/28/2025	1,900	1,885	—
		Revolver(k)	7.50% (LIBOR + 6.50%, 1.00% Floor)	1/28/2020	1/28/2025	495	490	—
		Class A Units (49,479 units)(g)(h)	8.00% PIK	1/28/2020	—	—	51	0.28%

(a)
All of our investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 (the “1940 Act”), unless otherwise noted. All of our investments are issued by U.S. portfolio companies unless otherwise noted.

(b)
The majority of the investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2020. Certain investments are subject to a LIBOR or Prime interest rate floor, or rate cap.

(c)
Except as otherwise noted, all of the Company’s portfolio company investments, which as of March 31, 2020 represented 287.7% of the Company’s net assets or 95.2% of the Company’s total assets, are subject to legal restrictions on sales.

(d)
Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith using significant unobservable inputs by our board of directors as required by the 1940 Act. (See Note 4 in the accompanying notes to the consolidated financial statements.)

(e)
This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.

(f)
This investment is treated as a non-qualifying investment under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2020, non-qualifying assets totaled 18.4% of the Company’s total assets.

(g)
Represents less than 5% ownership of the portfolio company’s voting securities.

(h)
Ownership of certain equity investments may occur through a holding company or partnership.

(i)
Represents a non-income producing security.

(j)
As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns 5% or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).

(k)
All or a portion of this commitment was unfunded at March 31, 2020. As such, interest is earned only on the funded portion of this commitment.

(l)
This is an international company.

(m)
All of this loan is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(n)
This position was on non-accrual status as of March 31, 2020, meaning that the Company has ceased accruing interest income on the position. See Note 2 in the accompanying notes to the consolidated financial statements for additional information on the Company’s accounting policies.

(o)
This is a demand note with no stated maturity.

(p)
The Company structures its unitranche secured loans as senior secured loans. The Company obtains security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Generally, the Company syndicates a “first out” portion of the loan to an investor and retains a “last out” portion of the loan, in which case the “first out” portion of the loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and the Company’s unitranche secured loans will expose the Company to the risks associated with second lien and subordinated loans and may limit the Company’s recourse or ability to recover collateral upon a portfolio company’s bankruptcy. Unitranche secured loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases the Company, together with its affiliates, are the sole or majority lender of these unitranche secured loans, which can afford the Company additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

(q)
This loan is denominated in Great Britain pounds and is translated into U.S. dollars as of the valuation date.

(r)
A portion of this loan (principal of $5,390) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(s)
A portion of this loan (principal of $49) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(t)
A portion of this loan (principal of $1,015) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(u)
A portion of this loan (principal of $1,938) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(v)
As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as it owns more than 25% in company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.

(w)
A portion of this loan (principal of $525) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(x)
A portion of this loan (principal of $9,258) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(y)
As of March 31, 2020, the Company was party to a subscription agreement with a commitment to fund an additional equity investment of $16.

(z)
This investment represents a note convertible to preferred shares of the borrower.

n/a — not applicable

PORTFOLIO MANAGEMENT
Investment Committee
The investment committee of MC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by MC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by MC Advisors and monitors the performance of our investment portfolio. The investment committee consists of Theodore L. Koenig, Aaron D. Peck, Michael J. Egan and Jeremy T. VanDerMeid.
Information regarding members of MC Advisors’ investment committee who are not also our directors is as follows:
Michael J. Egan has more than 35 years of experience in commercial finance, credit administration and banking. Mr. Egan joined Monroe Capital in 2004 and is responsible for credit policies and procedures along with portfolio and asset management. Mr. Egan also served as Executive Vice President and Chief Credit Officer of Hilco Capital from 1999 to 2004. Prior to joining Hilco Capital LP, Mr. Egan was with The CIT Group/Business Credit, Inc. for a ten-year period beginning in 1989, where he served as Senior Vice President and Regional Manager for the Midwest U.S. Region responsible for all credit, new business and operational functions. Prior to joining The CIT Group, Mr. Egan was a commercial lending officer with The National Community Bank of New Jersey (The Bank of New York) and a credit analyst with KeyCorp, where he completed a formal management and credit training program.
Jeremy T. VanDerMeid has more than 20 years of lending and corporate finance experience and is responsible for portfolio management, capital markets and all trading functions for Monroe Capital. Prior to joining Monroe Capital in 2007, Mr. VanDerMeid was with Morgan Stanley Investment Management in the Van Kampen Senior Loan Group. Mr. VanDerMeid managed a portfolio of bank loans for Van Kampen and also led the firm’s initiative to increase its presence with middle-market lenders and private equity firms. Prior to his work at Morgan Stanley, he worked for Dymas Capital and Heller Financial where he originated, underwrote, and managed various middle-market debt transactions.
Portfolio Management
Each investment opportunity requires the consensus and receives the unanimous approval of MC Advisors’ investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, the investment committee oversees any temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. The day-to-day management of investments approved by the investment committee is overseen by the investment committee.
Each of Messrs. Koenig, Peck, Egan and VanDerMeid has ownership and financial interests in, and may receive compensation and/or profit distributions from, MC Advisors. None of Messrs. Koenig, Peck, Egan and VanDerMeid receives any direct compensation from us.
The table below shows the dollar range of shares of our common stock beneficially owned by each member of the investment committee of MC Advisors responsible for our investments as of the end of our most recently completed fiscal year.
Investment Committee of MC Advisors	Dollar Range of Equity Securities in Monroe Capital Corporation(1)(2)
Theodore L. Koenig	over $1,000,000
Aaron D. Peck	$100,001 – $500,000
Michael J. Egan	$100,001 – $500,000
Jeremy T. VanDerMeid	$50,001 – $100,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

(2)
The dollar range of equity securities beneficially owned by the members of our investment committee is based on a closing stock price of $10.86 per share as of December 31, 2019.

Messrs. Koenig, Peck, Egan and VanDerMeid, through their roles with Monroe Capital, are also primarily responsible for the day-to-day management of 19 other pooled investment vehicles, a private BDC and nine other accounts in which their affiliates may receive incentive fees, with a total amount of approximately $9.2 billion of capital under management as of January 1, 2020.

MANAGEMENT AND OTHER AGREEMENTS
We are externally managed by MC Advisors, an affiliate of ours, pursuant to the Investment Advisory Agreement and another of our affiliates, MC Management, provides administrative services to us pursuant to an Administration Agreement. Each of MC Advisors and MC Management are privately-held companies that are indirectly owned and controlled by Theodore L. Koenig, our chairman and chief executive officer. The management services and fees in effect under the Investment Advisory Agreement and the administrative services under the Administration Agreement are described further below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Investment Advisory Agreement.
The principal executive office of MC Advisors and MC Management is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
Investment Advisory Agreement
MC Advisors is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, MC Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, MC Advisors:
•
determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
assists us in determining what securities we purchase, retain or sell;

•
identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•
executes, closes, services and monitors the investments we make.

MC Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Management and Incentive Fee
Under the Investment Advisory Agreement with MC Advisors and subject to the overall supervision of our board of directors, MC Advisors provides investment advisory services to us. For providing these services, MC Advisors receives a fee from us, consisting of two components — a base management fee and an incentive fee.
On November 4, 2019, our board of directors approved a change to the Investment Advisory Agreement to amend the base management fee structure. Effective July 1, 2019, the base management fee is calculated initially at an annual rate equal to 1.75% of average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage); provided, however, the base management fee is calculated at an annual rate equal to 1.00% of our average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage) that exceeds the product of (i) 200% and (ii) our average net assets. For the avoidance of doubt, the 200% is calculated in accordance with the asset coverage limitation as defined in the 1940 Act to give effect to our exemptive relief with respect to MRCC SBIC’s SBA debentures. This change has the effect of reducing our base management fee rate on assets in excess of regulatory leverage of 1:1 debt to equity to 1.00% per annum. The base management fee is payable quarterly in arrears.
Prior to July 1, 2019, the base management fee was calculated at an annual rate equal to 1.75% of average invested assets (calculated as total assets excluding cash, which included assets financed using leverage) and was payable quarterly in arrears.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the preceding quarter subject to a total return requirement. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. MC Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.
The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters (the “Incentive Fee Limitation”). Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle described below, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized gains and losses for the then-current and 11 preceding calendar quarters.
Pre-incentive fee net investment income does not include any realized capital gains or losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2% per quarter (8% annually). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for MC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.
We pay MC Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•
no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2% (8% annually);

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide MC Advisors with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•
20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
Quarterly Incentive Fee Based on Pre-Incentive Fee Net Investment Income
Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)
Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee
These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 0.6125%
Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.0%
Hurdle rate(1) = 2%

Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 2.3625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(3)
= 100% × (2.3625% – 2%)
= 0.3625%
Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income-related portion of the incentive fee is 0.3625%.
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 2.8625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(3)
Incentive fee = 100% × “catch-up” + (20% × (Pre-incentive fee net investment income – 2.5%))
“Catch-up”  = 2.5% – 2%
= 0.5%
Incentive fee = (100% × 0.5%) + (20% × (2.8625% – 2.5%))
= 0.5% + (20% × 0.3625%)
= 0.5% + 0.0725%
= 0.5725%
Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 1.75% annualized base management fee.

(3)
The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation
Assumptions
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.) = 0.2%
Cumulative incentive compensation accrued and/or paid for
   preceding 11 calendar quarters = $9 million
Alternative 1
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 2.8625%

20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8 million
Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.
Alternative 2
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 2.8625%
20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10 million
Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 1.75% annualized base management fee.

Example 3: Capital Gains Portion of Incentive Fee(*)
Alternative 1:
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:
Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3:
FMV of Investment B determined to be $25 million

Year 4:
Investment B sold for $31 million

The capital gains portion of the incentive fee would be:
Year 1:
None

Year 2:
Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:
None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4:
Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:
Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:
FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:
FMV of Investment B determined to be $35 million

Year 5:
Investment B sold for $20 million

The capital gains incentive fee, if any, would be:
Year 1:
None

Year 2:
$5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3:
$1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4:
None

Year 5:
None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized, and actual returns may vary from those shown in this example.

(1)
As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on the fiscal year end of such year.

(2)
As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses
All investment professionals of MC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by MC Advisors and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation:
•
organization and offering;

•
calculating our net asset value (including the cost and expenses of any independent valuation firm);

•
fees and expenses incurred by MC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investment and monitoring our investments and portfolio companies on an ongoing basis (although none of MC Advisors’ duties will be subcontracted to sub-advisors);

•
interest payable on debt, if any, incurred to finance our investments;

•
offerings of our common stock and other securities;

•
investment advisory fees;

•
administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and MC Management based upon our allocable portion of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief financial officer and chief compliance officer, and their respective staffs);
•
transfer agent, dividend agent and custodial fees and expenses;

•
federal and state registration fees;

•
all costs of registration and listing our shares on any securities exchange;

•
federal, state and local taxes;

•
independent directors’ fees and expenses;

•
costs of preparing and filing reports or other documents required by the SEC or other regulators;

•
costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•
fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•
direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•
proxy voting expenses; and

•
all other expenses incurred by us or MC Management in connection with administering our business.

Duration and Termination
Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by MC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to Our Business and Structure — We depend upon MC Advisors’ senior management for our success, and upon its access to the investment professionals of Monroe Capital and its affiliates” and “Risk Factors — Risks Relating to Our Business and Structure — MC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations” incorporated by reference into this prospectus supplement.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.
Administration Agreement
Pursuant to an Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping and record keeping and other administrative services at such facilities. Under the Administration Agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, MC Management also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.
Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. Unless terminated earlier as described below, the Administration Agreement will continue in effect from year to year with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
MC Management may retain third parties to assist in providing administrative services to us. To the extent that MC Management outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to MC Management. We reimburse MC Management for the allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. For the years ended December 31, 2019, 2018 and 2017, we incurred $3.5 million, $3.4 million and $3.4 million in administrative expenses (included within Professional fees, Administrative service fees and General and administrative expenses on the consolidated statements of operations) under the Administration Agreement, respectively, of which $1.3 million, $1.3 million and $1.2 million, respectively, was related to MC Management overhead and salary allocation and paid directly to MC Management.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, officers, directors, members, managers, stockholders and employees of MC Management and its affiliates are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Administration Agreement.
License Agreement
We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital.” Under this agreement, we have a right to use the “Monroe Capital” name for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with MC Advisors is in effect.
Staffing Agreement
We do not have any internal employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of MC Advisors to achieve our investment objective. MC Advisors is an affiliate of Monroe Capital and depends upon access to the investment professionals and other resources of Monroe Capital and Monroe Capital’s affiliates to fulfill its obligations to us under the Investment Advisory Agreement. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the professionals of Monroe Capital and its affiliates. Under the Staffing Agreement, MC Management provides MC Advisors with the resources necessary to fulfill these obligations. The Staffing

Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of MC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to MC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.
Board Approval of the Investment Advisory Agreement and Staffing Agreement
At a meeting of our board of directors held on August 1, 2019, the board, including directors who are not “interested persons” as defined in the 1940 Act, voted unanimously to approve and continue the Investment Advisory Agreement for another annual period in accordance with the requirements of the 1940 Act. The approval included consideration and approval of the specific individuals provided through the Staffing Agreement between MC Advisors and MC Management that comprise our investment committee. In reaching a decision to approve and continue the Investment Advisory Agreement and investment committee, our board of directors reviewed a significant amount of information and considered, among other things:
•
Nature, Quality and Extent of Services. Our board of directors reviewed information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement and Staffing Agreement, including the specific approval of the members of the investment committee to be provided pursuant to the Staffing Agreement. Our board of directors considered the nature, extent and quality of the investment selection process employed by MC Advisors and the experience of the members of the investment committee. Our board of directors concluded that the services to be provided under the Investment Advisory Agreement are consistent with those of comparable business development companies described in the available market data.

•
The reasonableness of the fees paid to MC Advisors. Our board of directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. Our board of directors also considered the profitability of MC Advisors. Based upon its review, our board of directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

•
Investment Performance. Our board of directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. Our board of directors concluded that MC Advisors was delivering results consistent with our investment objective over the most recently completed period.

•
Economies of Scale. Our board of directors addressed the potential for MC Advisors to realize economies of scale in managing our assets, and determined that at this time they did not expect economies of scale to be realized by MC Advisors.

In view of the variety of factors that our board of directors considered in connection with its evaluation of the Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors our board of directors considered in reaching its decision. Our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors. Rather, our board of directors based its approval on the totality of information presented to, and reviewed by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.
Based on the information reviewed and the discussions detailed above, our board of directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the

Investment Advisory Agreement and its continuation as being in the best interests of our stockholders. MC Advisors bears all expenses related to the services and personnel provided pursuant to the Staffing Agreement.
On November 4, 2019, our board of directors approved a change to the Investment Advisory Agreement to amend the base management fee structure. See “Management and Other Agreements — Investment Advisory Agreement — Management and Incentive Fee” for more information.

REGULATION
We are a business development company under the 1940 Act and have elected to be treated as a RIC under the Code. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
As a BDC, we are generally required to meet a minimum “asset coverage” ratio after each issuance of senior securities. “Asset coverage” generally refers to a company’s total assets, less all liabilities and indebtedness not represented by “senior securities,” as defined in the 1940 Act, divided by total senior securities representing indebtedness and, if applicable, preferred stock. “Senior securities” for this purpose includes borrowings from banks or other lenders, debt securities and preferred stock. On October 2, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by our wholly owned SBIC subsidiary. On March 27, 2018 and June 20, 2018, our board of directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act), and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to us was reduced from 200% to 150%, effective as of June 21, 2018, the first day after our 2018 annual meeting of stockholders.
We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital” incorporated by reference into this prospectus supplement. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the total outstanding voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed to the extent permitted by law without stockholder approval.
As a BDC, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On October 15, 2014, we received an exemptive order from the SEC granting relief to enter into such co-investment transactions pursuant to certain conditions. See “— Other” below.
We will be periodically examined by the SEC for compliance with the 1940 Act.
As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure” incorporated by reference into this prospectus supplement.
Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
(a)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

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is organized under the laws of, and has its principal place of business in, the United States;

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is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•
satisfies either of the following:

•
does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•
is controlled by a business development company or a group of companies including a business development company, and such business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(b)
Securities of any eligible portfolio company which we control.

(c)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization, or, if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity securities of the eligible portfolio company.

(e)
Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)
Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area. Investments in the securities of companies domiciled in or with their principal places of business outside of the United States are not qualifying assets. In accordance with Section 55(a) of the 1940 Act, we cannot invest more than 30% of our assets in non-qualifying assets.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such significant managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers, employees or agents offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance. MC Advisors or its affiliates will provide such managerial assistance on our behalf to portfolio companies that request this assistance.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. We may invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. MC Advisors monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly-owned subsidiaries, including MRCC SBIC, for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries from our asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 150%. This provides us with increased investment flexibility but also increases our risks related to leverage.
For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital,” “Risk Factors — Risks Relating to Our Business and Structure — We maintain a revolving credit facility and use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us” and “Risk Factors — Risks Relating to Our Business and Structure — Legislation enacted in 2018 allows us to incur additional leverage, which could increase the risk of investing in us” incorporated by reference into this prospectus supplement.
Codes of Ethics
We and MC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may access our code of ethics on our website at www.monroebdc.com. The date and substance of amendments to the code, if any, are noted on the cover page of the code of ethics. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus supplement is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to MC Advisors. The proxy voting policies and procedures of MC Advisors are set out below. The guidelines are reviewed periodically by MC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change.
Introduction
As an investment advisor registered under the Advisers Act, MC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, MC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.
These policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
MC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. MC Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases MC Advisors will vote in favor of proposals that MC Advisors believes are likely to increase the value of the portfolio securities we hold. Although MC Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, MC Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that MC Advisors’ vote is not the product of a conflict of interest, MC Advisors requires that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how MC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, MC Advisors will disclose such conflicts to us, including those directors who are not interested persons, and may request guidance from us on how to vote such proxies.
Proxy Voting Records
You may obtain information about how MC Advisors voted proxies for Monroe Capital Corporation by making a written request for proxy voting information to: Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Chief Compliance Officer, or by calling Monroe Capital Corporation at (312) 258-8300.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of MC Management and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.
Compliance Policies and Procedures
We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.
Nasdaq Global Select Market Requirements
We have adopted certain policies and procedures intended to comply with the Nasdaq Global Select Market’s corporate governance rules. We will continue to monitor our compliance with these and all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.
Other
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment advisor. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the advisor negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other funds advised by MC Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made in compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another fund advised by MC Advisors to invest in different securities of the same issuer, MC Advisors will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we are unable to invest in any issuer in which another fund advised by MC Advisors has previously invested.
We co-invest on a concurrent basis with other affiliates of MC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On October 15, 2014, we received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by MC Advisors and its affiliates may afford us additional investment opportunities and the ability to achieve greater diversification.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on companies with a class of securities registered under the Exchange Act and their insiders. Many of these requirements affect us. For example:
•
pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•
pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which may be required to be audited by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such Act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.
Small Business Administration Regulations
MRCC SBIC has received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBIC license allows MRCC SBIC to obtain leverage by issuing SBA debentures, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA debentures are non-recourse, interest only debentures with interest payable semi-annually and have a 10-year maturity. The principal amount of SBA debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed on a semi-annual basis (pooling date) at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, has a superior claim to MRCC SBIC’s assets over our stockholders in the event we liquidate MRCC SBIC or the SBA exercises its remedies under the SBA debentures issued to MRCC SBIC upon an event of default.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. MRCC SBIC will typically invest in senior subordinated debt, acquire warrants and/or make other equity investments in qualifying small businesses.
Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover losses) for the two most recent fiscal years. In addition, an SBIC must devote at least 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses (including their affiliates) that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover losses) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.
The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).
The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.
The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.
SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $175.0 million when it has at least $87.5 million in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also historically limited a related group of SBICs (commonly referred to as a “family of funds”) to a maximum of $225.0 million in total borrowings. On December 18, 2015, this family of funds limitation was raised to $350.0 million in total borrowings.
On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of MRCC SBIC guaranteed by the SBA from our asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the asset coverage test by permitting us to borrow, through MRCC SBIC, more than we would otherwise be able to absent the receipt of this exemptive relief.
SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA.
Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

PLAN OF DISTRIBUTION
We have entered into separate equity distribution agreements, each dated May 12, 2017 and amended May 8, 2020, with each of B. Riley FBR, Inc., as successor by merger to FBR Capital Markets & Co. (“B. Riley FBR”), and JMP Securities LLC (“JMP Securities”). JMP Securities and B. Riley FBR will each act as our sales agent in connection with the offer and sale of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, a Sales Agent will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, our common stock under the terms and subject to the conditions set forth in the respective equity distribution agreement. We will instruct the Sales Agent as to the amount of common stock to be sold by it. We may instruct the Sales Agent not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less the Sales Agent’s commission, may be less than the net asset value per share of our common stock at the time of such sale. We or the Sales Agent may suspend the offering of shares of common stock upon proper notice and subject to other conditions.
Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market offerings,” as defined in Rule 415 under the Securities Act.
The Sales Agent will provide written confirmation of a sale to us no later than the opening of the trading day on The Nasdaq Global Select Market following each trading day in which shares of our common stock are sold under the equity distribution agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to the Sales Agent in connection with the sales.
Under the terms of the equity distribution agreements, B. Riley FBR and JMP Securities will be entitled to compensation of up to 2.0% of the gross sales price of shares of our common stock sold through them as sales agents. We estimate that the total expenses for the offering, excluding compensation payable to the Sales Agents under the terms of each equity distribution agreement, will be approximately $250,000 (including up to an aggregate of $25,000 in reimbursement of the Sales Agents’ counsel fees).
Settlement for sales of shares of common stock will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by us and the Sales Agent in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.
We will report at least quarterly the number of shares of our common stock sold through the Sales Agents under the equity distribution agreements and the net proceeds to us.
In connection with the sale of the common stock on our behalf, the Sales Agents will be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of the Sales Agents will be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the Sales Agents with respect to certain civil liabilities, including liabilities under the Securities Act.
The offering of our shares of common stock pursuant to the equity distribution agreement will terminate upon the earlier of (i) the sale of all common stock subject to the equity distribution agreement or (ii) the termination of the equity distribution agreements as permitted therein.
The principal business address of B. Riley FBR, Inc. is 299 Park Avenue, 21st Floor, New York, NY 10017. The principal business address of JMP Securities LLC is 600 Montgomery Street, San Francisco, CA 94111.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
On June 19, 2019, our stockholders authorized us, subject to approval of our board of directors and certain limitations set forth below, to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of twelve months. On April 22, 2020, we filed a definitive proxy statement for our annual meeting of stockholders, to be held on June 17, 2020. The definitive proxy statement sets forth a proposal to be voted upon at the annual meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the annual meeting. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective and to maintain compliance with our debt covenants. For additional information, see “Sales of Common Stock Below Net Asset Value” in the accompanying prospectus.
Our net asset value per share as of March 31, 2020 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $10.04.
In making a determination that an offering of common stock at a price below its net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors, including:
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The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

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The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

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The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

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Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

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The potential market impact of being able to raise capital in the current financial market;

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The nature of any new investors anticipated to acquire shares in the offering;

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The anticipated rate of return on and quality, type and availability of investments;

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The leverage available to us, both before and after the offering and other borrowing terms; and

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The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit MC Advisors, as MC Advisors will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at a premium to net asset value per share.
Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share will result in an immediate dilution to many of our existing common stockholders even if they participate in such sale. See “Risk Factors — If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.”

LEGAL MATTERS
Certain legal matters regarding the shares of common stock offered by this prospectus supplement will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington, D.C. Nelson Mullins Riley & Scarborough LLP also represents MC Advisors. Certain legal matters in connection with the offering will be passed upon for the Sales Agents by Dechert LLP, Washington, D.C.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements and the effectiveness of internal control over financial reporting appearing in the Annual Report on Form 10-K and incorporated in this prospectus supplement by reference and the related senior securities table appearing in this prospectus supplement have been audited by RSM US LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their reports incorporated by reference or appearing in this prospectus supplement, and are incorporated by reference or included therein in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.
We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www.monroebdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement and accompanying prospectus, and you should not consider information on our website to be part of this prospectus supplement and the accompanying prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov.

INCORPORATION BY REFERENCE
This prospectus supplement is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act (“SBCAA”), we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus supplement from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus supplement and before the date that the offering of securities by means of this prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus supplement or incorporated by reference in this prospectus supplement.
We incorporate by reference our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus supplement until all of the securities offered by this prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not and will not be incorporated by reference:
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our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 3, 2020, including the information specifically incorporated by reference into the Form 10-K from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 22, 2020;

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our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on May 8, 2020;

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our Current Reports on Form 8-K filed with the SEC on February 14, 2020, April 22, 2020 and May 8, 2020 (Item 8.01 and Item 9.01); and

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the description of our common stock contained in our Registration Statement on Form 8-A filed with the SEC on October 23, 2012.

You may obtain copies of any of these filings from us as described below, through the SEC or through the SEC’s website as described above under “Available Information.” Documents incorporated by reference are available without charge, excluding all exhibits unless an exhibit has been specifically incorporated by reference into this prospectus supplement, by writing or calling us at the following address and telephone number:
Investor Relations
Monroe Capital Corporation
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300

PROSPECTUS
$300,000,000
Monroe Capital Corporation
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior secured, unitranche secured and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior secured, unitranche secured and junior secured debt of middle-market companies.
We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities are often referred to as “high yield” or “junk.” In addition, many of the debt securities we hold do not fully amortize prior to maturity, which heightens the risk that we may lose all or a part of our investment.
We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities (consisting of debentures, notes or other evidence of indebtedness), subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus.
Monroe Capital BDC Advisors, LLC serves as our investment advisor. Monroe Capital Management Advisors, LLC serves as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies.
Our common stock is listed on The Nasdaq Global Select Market under the symbol “MRCC.” If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. On June 20, 2019, the last reported sale price of our stock on The Nasdaq Global Select Market was $11.46 per share. Our net asset value as of March 31, 2019 was $12.67 per share.
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. On June 19, 2019, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” incorporated by reference herein.
An investment in our securities is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Substantially all of the debt instruments in which we invest (i) have and will have variable interest rate provisions that may make it more difficult for borrowers to make debt repayments to us in a rising interest rate environment and (ii) will likely have a principal amount outstanding at maturity, that may lead to a substantial loss to us if the borrower is unable to refinance or repay. See “Risk Factors” included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus to read about factors you should consider, including the risk of leverage, before investing in our securities.
This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, by calling us collect at (312) 258-8300, or on our website at www.monroebdc.com. The SEC also maintains a website at www.sec.gov that contains such information.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
The date of this prospectus is June 25, 2019

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $300,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities (consisting of debentures, notes or other evidence of indebtedness) on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.
We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation by Reference,” “Prospectus Summary” and “Risk Factors.”
You should rely only on the information contained or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. You must not rely upon any information or representation not contained in this prospectus, any such prospectus supplements or free writing prospectuses as if we had authorized it. This prospectus, any such prospectus supplements or free writing prospectuses do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in, or incorporated by reference in, this prospectus, any such prospectus supplements or free writing prospectuses is, or will be, accurate as of the dates on their respective covers. Our business, financial condition, results of operations and prospects may have changed since then.

ii

SUMMARY
This summary highlights some of the information in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus, together with any accompanying prospectus supplements or free writing prospectuses and information incorporated by reference, carefully, including, in particular, the more detailed information set forth under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and under similar headings in any other documents that are incorporated by reference into this prospectus, and the information set forth under the caption “Available Information” in this prospectus.
As used in this prospectus, except as otherwise indicated, the terms:
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“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;

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MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;

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MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company;

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Monroe Capital refers to Monroe Capital LLC, a Delaware limited liability company, and its subsidiaries and affiliates;

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SLF refers to MRCC Senior Loan Fund I, LLC, an unconsolidated Delaware limited liability company, in which we co-invest with NLV Financial Corporation (“NLV”) primarily in senior secured loans;

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MRCC SBIC refers to Monroe Capital Corporation SBIC, LP, a Delaware limited partnership, our wholly-owned subsidiary that operates as a small business investment company pursuant to a license received from the United States Small Business Administration; and

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LIBOR refers to the one-month, three-month or six-month London Interbank Offered Rate as reported by the British Bankers’ Association. Unless stated otherwise herein, LIBOR refers to the one-month rate.

Monroe Capital Corporation
We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and that has elected to be treated as a regulated investment company, or RIC, for tax purposes under the U.S. Internal Revenue Code of 1986, as amended, or the Code, commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.
Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior secured, unitranche secured and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior secured, unitranche secured and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.
In this prospectus, the term “middle-market” generally refers to companies having annual revenue of between $20 million and $500 million and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $50 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $25 million to be in the “lower middle-market.”
Our Investment Advisor
Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.
Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements — Investment Advisory Agreement — Management and Incentive Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. Our independent directors periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate.
MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 30 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through December 31, 2018, Monroe Capital’s investment professionals invested in over 1,275 loan and related investments with an aggregate principal value of over $10.5 billion.
In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as our interested directors. Mr. Koenig has more than 30 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 20 companies in the lower middle-market. Mr. Peck has more than 25 years of public company management, leveraged finance and commercial lending experience at organizations including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc. See “Management — Biographical Information — Interested Directors” incorporated by reference into this prospectus.
Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 30 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 20 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial. See “Portfolio Management — Investment Committee.”
About Monroe Capital
Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of December 31, 2018, Monroe Capital had approximately $7.0 billion in assets under management. Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 500 current investments. From Monroe Capital’s formation in 2004 through December 31, 2018, Monroe Capital’s investment professionals invested in over 1,275 loan and related investments with an aggregate principal value of over $10.5 billion. The senior investment team of Monroe Capital averages more than 25 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.
Corporate Information
We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. We maintain a website at www.monroebdc.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus.
Risk Factors
The value of our assets, as well as the market price of our securities will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. A material portion of our portfolio may have exposure to specific industries. See “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%(1)
Offering expenses (as a percentage of offering price)	—%(2)
Dividend reinvestment plan expenses	—%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%(2)
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.89%(4)
Incentive fees payable under the Investment Advisory Agreement	2.59%(5)
Interest payments on borrowed funds	6.73%(6)
Other expenses (estimated)	1.38%(7)
Acquired fund fees and expenses	1.39%(8)
Total annual expenses (estimated)	15.98%(9)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”

(4)
Our base management fee is 1.75% of our total assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents). For the purposes of this table, we have assumed that the base management fee will remain at 1.75% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval. The “base management fee” percentage is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The base management fee in the table above assumes the base management fee remains consistent with fees incurred for the three months ended March 31, 2019 of $2.5 million, based on average total assets (excluding cash) for the period of $584.3 million, as a percentage of our average net assets for the period of $258.9 million. See “Management and Other Agreements — Investment Advisory Agreement.”

(5)
Estimated assuming that annual incentive fees earned by MC Advisors remains consistent with the incentive fees earned, gross of the Incentive Fee Limitation due to the total return requirement, for the three months ended March 31, 2019 of $1.7 million, as a percentage of our average net assets of $258.9 million for the period. For information about our Incentive Fee Limitation and incentive fee waiver, see “Management and Other Agreements — Investment Advisory Agreement” and “Consolidated Statements of Operations” in our financial statements incorporated by reference into this prospectus.

The incentive fee consists of two parts:
The first part of the incentive fee, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2%

quarterly (8% annualized) rate of return on the value of our net assets, or hurdle rate, and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.
The second part of the incentive fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.
See “Management and Other Agreements — Investment Advisory Agreement.”
(6)
We may borrow funds from time to time to make investments to the extent we determine that it is appropriate to do so. The costs associated with any outstanding borrowings are indirectly borne by our investors. The table assumes borrowings are consistent with the average borrowings for the three months ended March 31, 2019 of $345.2 million, no preferred stock issued or outstanding and average net assets of $258.9 million. For the three months ended March 31, 2019, we had interest expense of $4.4 million (including fees for unused portions of commitments). As of March 31, 2019, the weighted average interest rate of our revolving credit facility (excluding debt issuance costs) was 4.74%, the weighted average interest rate on our SBA-guaranteed debentures (excluding debt issuance costs) was 3.42% and the interest rate on our senior unsecured notes was 5.75%. Although we do not have any current plans to issue debt securities or preferred stock in the next twelve months, we may issue debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)
Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management. The table above assumes “other expenses” remain consistent with the $0.9 million incurred during the three months ended March 31, 2019 and average net assets for the period of $258.9 million.

(8)
Our stockholders indirectly bear the expenses of our investment in SLF. SLF does not pay any fees to MC Advisors or its affiliates; however, SLF has entered into an administration agreement with MC Management, pursuant to which certain loan servicing and administrative functions are delegated to MC Management. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. For the three months ended March 31, 2019, SLF incurred $46 thousand of allocable expenses. The table above assumes “acquired fund fees and expenses” remain consistent with the $0.9 million of expenses incurred for the three months ended March 31, 2019 and average net assets for the period of $258.9 million. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.
(9)
“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. The terms of our indebtedness may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations  — Liquidity and Capital Resources — Borrowings” incorporated by reference into this prospectus. If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be 6.85% of consolidated total assets. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150%, effective June 21, 2018. We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the asset coverage ratio. We have included our estimated leverage expenses (consistent with the assumptions in footnote (7)) in “total annual expenses.”

Example
The following example illustrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example:
You would pay the following expenses on a $1,000 investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$134	$402	$669	$1,339
Assuming a 5% annual return (assumes entire return is from realized capital gains and thus subject to the capital gains incentive fee)	$144	$433	$725	$1,464
This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As incentive fees vary based on the character of the 5% return, the example above provides (i) expenses assuming no return from capital gains (therefore not meeting the hurdle rate for the first part of the incentive fee) and (ii) expenses assuming the entire return is from realized capital gains (resulting in a capital gains incentive fee). For the three months ended March 31, 2019, our return included net realized and unrealized capital losses. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

AVAILABLE INFORMATION
This prospectus is part of a registration statement on Form N-2 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.
We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www.monroebdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov.
INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act (“SBCAA”), we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not and will not be incorporated by reference:
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 5, 2019, as amended by the Form 10-K/A filed with the SEC on April 11, 2019;

•
our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 7, 2019;

•
our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 24, 2019;

•
our Current Reports on Form 8-K filed on March 20, 2019 and June 20, 2019;

•
the description of our common stock contained in our Registration Statement on Form 8-A filed with the SEC on October 23, 2012; and

•
the description of our 5.75% Notes due 2023 contained in our Registration Statement on Form 8-A filed with the SEC on September 12, 2018.

To obtain copies of these filings, see “Available Information.”

RISK FACTORS
Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, may contain, forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:
•
our dependence on key personnel;

•
our ability to maintain or develop referral relationships;

•
the ability of MC Advisors to identify, invest in and monitor companies that meet our investment criteria;

•
actual and potential conflicts of interest with MC Advisors and its affiliates;

•
possession of material nonpublic information;

•
potential divergent interests of MC Advisors and our stockholders arising from our incentive fee structure;

•
restrictions on affiliate transactions;

•
competition for investment opportunities;

•
our ability to maintain our qualification as a RIC and as a business development company;

•
the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•
the adequacy of our financing sources;

•
the timing, form and amount of any payments, dividends or other distributions from our portfolio companies;

•
our use of leverage;

•
changes in interest rates;

•
SBA regulations affecting MRCC SBIC or any other wholly-owned SBIC subsidiary;

•
uncertain valuations of our portfolio investments;

•
fluctuations in our quarterly operating results;

•
our ability to issue securities at a discount to net asset value per share;

•
changes in laws or regulations applicable to us or our portfolio companies; and

•
general economic and political conditions and their impact on the industries in which we invest.

We have based the forward-looking statements on information available to us on the applicable date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, any applicable prospectus supplement or free writing prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement or a free writing prospectus, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies directly in accordance with our investment objective and strategies and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of any offering of our securities.
We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. It may take more or less time for us to identify, negotiate and enter into investments and fully deploy any proceeds we raise, and we cannot assure you that we will achieve our targeted investment pace.
Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.
The prospectus supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock began trading on The Nasdaq Global Market under the ticker symbol “MRCC” on October 25, 2012. Prior to that date, there was no established trading market for our common stock. Our common stock is now traded on the Nasdaq Global Select Market. Our common stock has historically traded both above and below net asset value (“NAV”).
The following table sets forth the high and low closing sales prices of our common stock, the closing sales price as a percentage of our NAV and the distributions declared by us since January 1, 2017.
		Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
	NAV(1)	High	Low
Year ending December 31, 2019
Second Quarter (through June 20, 2019)	—(4)	$12.47	$11.29	—(4)	—(4)	$0.35(5)(6)
First Quarter	$12.67	$13.25	$9.58	4.6%	(24.4)%	$0.35(6)
Year ending December 31, 2018
Fourth Quarter	$12.66	$13.56	$9.16	7.1%	(27.6)%	$0.35(7)
Third Quarter	$12.95	$14.00	$13.22	8.1%	2.1%	$0.35(7)
Second Quarter	$13.35	$14.52	$12.31	8.8%	(7.8)%	$0.35(7)
First Quarter	$13.49	$14.28	$12.20	5.9%	(9.6)%	$0.35(7)
Year ending December 31, 2017
Fourth Quarter	$13.77	$14.70	$13.75	6.8%	(0.1)%	$0.35(8)
Third Quarter	$14.01	$15.22	$13.50	8.6%	(3.6)%	$0.35(8)
Second Quarter	$14.05	$16.14	$14.92	14.9%	6.2%	$0.35(8)
First Quarter	$14.34	$16.09	$15.18	12.2%	5.9%	$0.35(8)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
Calculated by taking the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.

(3)
Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

(4)
NAV calculation is not yet available.

(5)
On May 31, 2019, we declared a quarterly distribution of $0.35 per share, to be paid on June 28, 2019 to stockholders of record as of June 14, 2019.

(6)
Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.

(7)
There was no return of capital for tax purposes for the year ended December 31, 2018.

(8)
There was no return of capital for tax purposes for the year ended December 31, 2017.

To the extent we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution.

We elected to be treated as a RIC under the Code beginning with our taxable year ending December 31, 2012, have qualified in each taxable year since, and intend to qualify annually hereafter. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.
We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to continue to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.
Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. A return of capital distribution is not a distribution from earnings and profits, but is rather a return of the money initially invested and while it may not be currently taxable, it lowers the stockholder’s basis in the stock, which may result in higher capital gains when the stockholder’s investment in us is ultimately sold.
Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to MC Advisors. See “Dividend Reinvestment Plan.”

Senior Securities
Information about our senior securities is shown in the following table as of December 31, 2018 and for the years indicated in the table (dollars in thousands). This annual information has been derived from our audited consolidated financial statements for each respective period, which have been audited by RSM US LLP, our independent registered public accounting firm, and are incorporated by reference into this prospectus. RSM US LLP’s report on the senior securities table as of December 31, 2018 is attached as an exhibit to the registration statement of which this prospectus is a part.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
December 31, 2018	$136,026	$3,410	—	N/A
December 31, 2017	117,092	3,380	—	N/A
December 31, 2016	129,000	2,877	—	N/A
December 31, 2015	123,700	2,512	—	N/A
December 31, 2014	82,300	2,675	—	N/A
December 31, 2013	76,000	2,922	—	N/A
December 31, 2012	55,000	2,521	—	N/A
5.75% Notes due 2023
December 31, 2018	$69,000	$6,722	—	$986(5)
Secured borrowings(6)
December 31, 2018	$—	$—	—	N/A
December 31, 2017	—	—	—	N/A
December 31, 2016(7)	1,320	281,189	—	N/A
December 31, 2015(8)	2,535	122,592	—	N/A
December 31, 2014(9)	4,134	53,259	—	N/A
December 31, 2013(10)	7,997	27,772	—	N/A
December 31, 2012	—	—	—	N/A
Total
December 31, 2018	$205,026	$2,262	—	N/A
December 31, 2017	117,092	3,380	—	N/A
December 31, 2016	130,320	2,848	—	N/A
December 31, 2015	126,235	2,462	—	N/A
December 31, 2014	86,434	2,547	—	N/A
December 31, 2013	83,997	2,644	—	N/A
December 31, 2012	55,000	2,521	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit (including for the 5.75% Notes due 2023, which were issued in $25 increments). On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of MRCC SBIC guaranteed by the SBA from our asset coverage test under the 1940 Act.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable, except for with respect to the 5.75% Notes due 2023, as senior securities are not registered for public trading.

(5)
The average market value for the 5.75% Notes due 2023 is calculated as the average daily closing prices of such notes on the Nasdaq Global Select Market for the year divided by the par value per unit of such notes. This average market value is multiplied by $1,000 to determine the Average Market Value per Unit.

(6)
Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. Amounts presented in this table represent the par amount outstanding.

(7)
The secured borrowings have a weighted average stated interest rate of 6.26%, a weighted average years to maturity of 1.0 year and a fair value as of December 31, 2016 of $1,314.

(8)
The secured borrowings have a weighted averaged stated interest rate of 5.75%, a weighted average years to maturity of 2.0 years and a fair value as of December 31, 2015 of $2,476.

(9)
The secured borrowings have a weighted averaged stated interest rate of 5.45%, a weighted average years to maturity of 3.0 years and a fair value as of December 31, 2014 of $4,008.

(10)
The secured borrowings have a weighted averaged stated interest rate of 4.33%, a weighted average years to maturity of 4.0 years and a fair value as of December 31, 2013 of $7,943.

PORTFOLIO COMPANIES
The following table sets forth certain information as of March 31, 2019, for each portfolio company in which we had a debt or equity investment. Other than equity investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, and the board observation or participation rights we may receive. Except as identified in a footnote below, we do not “control” and are not an “affiliate” of any of our portfolio companies, as each term is defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% in voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities.
Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(in thousands)
AdTheorent, Inc. 315 Hudson Street, 9th Floor New York, NY 10013	Media: Advertising, Printing & Publishing	Senior Secured	10.99% (LIBOR + 8.50%, 0.50% Floor)	12/22/2021	4,029	$4,035	—
		Class A Voting Units (128,866 Units)(d)(e)	—(f)	—	—	262	0.50%
American Community Homes, Inc. 250 West 57th Street, Suite 816 New York, NY 10107	Banking, Finance, Insurance & Real Estate	Senior Secured(g)	12.50% PIK (LIBOR + 10.00%, 1.50% Floor)	12/31/2020	8,046	6,574	—
		Senior Secured(g)	17.00% PIK (LIBOR + 14.50%, 1.50% Floor)	12/31/2020	4,931	4,028	—
		Senior Secured(g)	12.50% PIK (LIBOR + 10.00%, 1.50% Floor)	12/31/2020	609	497	—
		Senior Secured(g)	12.50% PIK (LIBOR + 10.00%, 1.50% Floor)	12/31/2020	488	399	—
		Senior Secured(g)	17.00% PIK (LIBOR + 14.50%, 1.50% Floor)	12/31/2020	265	217	—
		Senior Secured(g)	10.50% PIK (LIBOR + 8.00%, 1.50% Floor)	12/31/2020	1,778	1,452	—
		Senior Secured(g)	10.50% PIK (LIBOR + 8.00%, 1.50% Floor)	12/31/2020	3,333	2,723	—
		Warrant to purchase up to 22.3% of the equity(e)(g)	—(f)	12/18/2024	—	—	—
American Optics Holdco, Inc. 40 Washington St, Suite 250 Wellesley, MA 02481	Healthcare & Pharmaceuticals	Senior Secured(h)(i)	9.50% (LIBOR + 7.00%, 1.00% Floor)	9/13/2022	4,293	4,265	—
		Senior Secured(h)(i)	9.50% (LIBOR + 7.00%, 1.00% Floor)	9/13/2022	1,669	1,658	—
		Revolver(h)(i)(j)	9.50% (LIBOR + 7.00%, 1.00% Floor)	9/13/2022	440	—	—
		Revolver(h)(i)(j)	9.50% (LIBOR + 7.00%, 1.00% Floor)	9/13/2022	440	—	—
Answers Finance, LLC 6665 Delmar Boulevard Saint Louis, MO 63130	High Tech Industries	Common stock (76,539 shares)(d)(e)	—(f)	—	—	172	0.77%
APCO Worldwide, Inc. 1299 Pennsylvania Ave NW #300 Washington, DC 20004	Services: Business	Senior Secured	10.50% (LIBOR + 8.00%, 0.50% Floor)	6/30/2022	4,812	4,731	—
		Class A voting common stock (100 shares)(d)(e)	—(f)	—	—	307	0.98%
Atlas Sign Industries of FLA, LLC 1077 West Blue Heron Boulevard West Palm Beach, FL 33404	Services: Business	Senior Secured(k)	13.00%/ 1.00% PIK (LIBOR + 11.50%, 1.00% Floor)	5/15/2023	3,500	3,334	—
		Warrants to purchase up to 0.8% of the equity(d)(e)	—(f)	5/14/2026	—	85	—
Attom Intermediate Holdco, LLC 1 Venture, Suite 300 Irvine, CA 92618	Media: Diversified & Production	Senior Secured	8.25% (LIBOR + 5.75%, 1.00% Floor)	1/4/2024	1,995	1,997	—
		Revolver(j)	8.25% (LIBOR + 5.75%, 1.00% Floor)	1/4/2024	320	—	—
		Class A Units (260,000 units)(d)(e)	—(f)	—	—	256	0.48%
BJ Services, LLC 11211 FM 2920 Road Tomball, TX 77375	Energy: Oil & Gas	Senior Secured	9.65% (LIBOR + 7.00%, 1.50% Floor)	1/3/2023	4,500	4,498	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(in thousands)
Bluestem Brands, Inc. 6509 Flying Cloud Drive Eden Prairie, MN 55344	Retail	Senior Secured	10.00% (LIBOR + 7.50%, 1.00% Floor)	11/6/2020	2,396	$1,770	—
Burroughs, Inc. 41100 Plymouth Road Plymouth, MI 48170	Services: Business	Senior Secured(k)	9.99% (LIBOR + 7.50%, 1.00% Floor)	12/22/2022	5,850	5,718	—
		Revolver(j)	9.99% (LIBOR + 7.50%, 1.00% Floor)	12/22/2022	1,215	1,125	—
Cali Bamboo, LLC 6675 Mesa Ridge Road #100 San Diego, CA 92121	Construction & Building	Senior Secured	8.75% (LIBOR + 6.25%, 0.50% Floor)	7/10/2020	7,916	7,916	—
		Revolver(j)	8.75% (LIBOR + 6.25%, 0.50% Floor)	7/10/2020	2,165	866	—
California Pizza Kitchen, Inc. 12181 Bluff Creek Drive Playa Vista, CA 90094	Beverage, Food & Tobacco	Senior Secured	8.50% (LIBOR + 6.00%, 1.00% Floor)	8/23/2022	6,825	6,612	—
Certify, Inc. 20 York Street, Suite 201 Portland, ME 04101	Services: Business	Senior Secured	8.50% (LIBOR + 6.00%, 1.00% Floor)	2/28/2024	9,000	8,973	—
		Delayed Draw(j)(l)	8.50% (LIBOR + 6.00%, 1.00% Floor)	2/28/2024	1,227	—	—
		Revolver(j)	8.50% (LIBOR + 6.00%, 1.00% Floor)	2/28/2024	409	—	—
Collaborative Neuroscience Network, LLC 12772 Valley View Street #3 Garden Grove, CA 92845	Healthcare & Pharmaceuticals	Unitranche(n)	14.00% (LIBOR + 11.50%, 1.50% Floor)	n/a(m)	6,120	6,025	—
		Unitranche(n)	12.00% Cash/ 3.00% PIK	n/a(m)	306	306	—
		Revolver(n)	12.50% (LIBOR + 10.00%)	n/a(m)	200	200	—
		Warrant to purchase up to 1.5% of the equity(d)(e)	—(f)	12/27/2022	—	190	—
		Warrant to purchase up to 2.1% of the equity(d)(e)	—(f)	12/31/2027	—	—	—
Construction Supply Acquisition, LLC 9 Greenway Plaza Houston, TX 77046	Construction & Building	Senior Secured	8.50% (LIBOR + 6.00%, 1.00% Floor)	6/30/2023	4,650	4,638	—
Crownpeak Technology, Inc. 707 17th Street, Floor 38 Denver, CO 80202	Media: Diversified & Production	Senior Secured	8.74% (LIBOR + 6.25%, 1.00% Floor)	2/28/2024	4,000	4,010	—
		Delayed Draw(j)(l)	8.74% (LIBOR + 6.25%, 1.00% Floor)	2/28/2024	333	—	—
		Revolver(j)	8.74% (LIBOR + 6.25%, 1.00% Floor)	2/28/2024	167	—	—
CSM Bakery Supplies, LLC 1912 Montreal Road W Tucker, GA 30084	Beverage, Food & Tobacco	Junior Secured	10.55% (LIBOR + 7.75%, 1.00% Floor)	7/5/2021	5,792	5,430	—
Curion Holdings, LLC 3548 Route 9 South, 2nd Floor Old Bridge, NJ 08857	Services: Business	Senior Secured(g)(k)	14.00% PIK	5/2/2022	4,080	3,723	—
		Revolver(g)(j)	14.00% PIK	5/2/2022	462	250	—
		Junior Secured(g)(k)	15.00% PIK(o)	1/2/2023	1,720	—	—
		Junior Secured(g)(k)	15.00% PIK(o)	1/2/2023	44	—	—
		Common stock (58,779 shares)(e)(g)	—(f)	—	—	—	12.10%
Destination Media, Inc. 1070 Woodward Avenue Detroit, MI 48226	Media: Advertising, Printing & Publishing	Senior Secured(k)	8.00% (LIBOR + 5.50%, 1.00% Floor)	4/7/2022	5,024	5,075	—
		Revolver(j)	8.00% (LIBOR + 5.50%, 1.00% Floor)	4/7/2022	542	—	—
Echelon Funding I, LLC 1625 S. Congress Avenue Delray Beach, FL 33445	Banking, Finance, Insurance & Real Estate	Delayed Draw(h)(j)(l)	9.99% (LIBOR + 7.50%, 0.50% Floor)	2/24/2022	15,750	15,374	—
Education Corporation of America 1033 Skokie Boulevard, Suite 360 Northbrook, IL 60062	Services: Consumer	Junior Secured	8.10% Cash/ 5.50% PIK(o) (LIBOR + 11.00%)	3/31/2020	2,292	2,292	—
		Series G Preferred Stock (8,333 shares)(d)(e)	12.00% PIK(o)	—	—	4,583	20.83%
Energy Services Group, LLC 141 Longwater Drive, Suite 113 Norwell, MA 02061	High Tech Industries	Unitranche(h)(n)(p)	9.42% (LIBOR + 8.42%, 1.00% Floor)	5/4/2022	5,092	5,092	—
		Unitranche(n)	10.92% (LIBOR + 8.42%, 1.00% Floor)	5/4/2022	4,337	4,337	—
		Unitranche(n)	10.92% (LIBOR + 8.42%, 1.00% Floor)	5/4/2022	1,234	1,234	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(in thousands)
Familia Dental Group Holdings, LLC 2050 East Algonquin Road, Suite 610 Schaumburg, IL 60173	Healthcare & Pharmaceuticals	Senior Secured(k)	10.50% (LIBOR + 8.00%, 0.50% Floor)	4/8/2021	5,019	$4,906	—
		Senior Secured	10.50% (LIBOR + 8.00%, 0.50% Floor)	4/8/2021	483	472	—
		Revolver(j)	10.50% (LIBOR + 8.00%, 0.50% Floor)	4/8/2021	573	286	—
First Call Resolution, LLC 2911 Tennyson Ave, Suite 304 Eugene, OR 97408	Services: Business	Senior Secured	9.49% (LIBOR + 7.00%, 0.50% Floor)	9/22/2022	9,900	10,098	—
		Senior Secured(k)	9.49% (LIBOR + 7.00%, 0.50% Floor)	9/22/2022	4,085	4,166	—
Forman Mills, Inc. 1070 Thomas Busch Memorial Highway Pennsauken, NJ 08110	Retail	Senior Secured(k)	10.00% Cash/ 2.00% PIK (LIBOR + 9.50%, 1.00% Floor)	10/4/2021	8,309	8,068	—
Hastings Manufacturing Company 325 N Hanover Street Hastings, MI 49058	Automotive	Senior Secured	10.75% (LIBOR + 8.25%, 1.00% Floor)	4/24/2023	2,925	2,798	—
		Delayed Draw(j)(l)	10.75% (LIBOR + 8.25%, 1.00% Floor)	4/24/2023	899	—	—
HaystackID LLC Six Beacon Street, Suite 815 Boston, MA 02108	Services: Business	Senior Secured	9.00% (LIBOR + 6.50%, 1.00% Floor)	1/12/2024	4,988	4,997	—
		Revolver(j)	9.00% (LIBOR + 6.50%, 1.00% Floor)	1/12/2024	403	161	—
HFZ Capital Group, LLC 600 Madison Avenue, Fifteenth Floor New York, NY 10022	Banking, Finance, Insurance & Real Estate	Senior Secured(h)	12.80% Cash/ 0.17% PIK(q) (LIBOR + 10.17%, 1.00% Floor)	10/21/2019	18,000	18,000	—
HFZ Member RB Portfolio LLC 600 Madison Avenue, Fifteenth Floor New York, NY 10022	Banking, Finance, Insurance & Real Estate	Delayed Draw(h)(j)(l)	14.62% (LIBOR + 12.00%, 1.00% Floor)	10/29/2021	9,000	4,469	—
Host Analytics, Inc. 555 Twin Dolphin Drive, Suite 400 Redwood City, CA 94065	High Tech Industries	Senior Secured	8.49% (LIBOR + 6.00%, 1.00% Floor)	12/28/2023	9,500	9,500	—
		Revolver(j)	8.49% (LIBOR + 6.00%, 1.00% Floor)	12/28/2023	442	—	—
		Class A Units (441,860 units)(d)(e)	—(f)	—	—	453	0.45%
Incipio, LLC 6001 Oak Canyon Irvine, CA 92618	Consumer Goods: Non-Durable	Unitranche(n)(r)	11.00% Cash/ 0.56% PIK(s) (LIBOR + 9.06%, 1.00% Floor)	5/31/2019	13,803	12,685	—
		Unitranche(n)(t)	11.00% (LIBOR + 8.50%, 1.00% Floor)	5/31/2019	3,613	3,599	—
		Unitranche(n)	11.00% (LIBOR + 8.50%, 1.00% Floor)	5/31/2019	1,535	1,529	—
		Junior Secured(u)	10.70% PIK(o)	12/31/2020	7,194	—	—
		Junior Secured(v)	10.70% PIK(o)	12/31/2020	3,766	1,109	—
		Series C common units (1,774 shares)(e)(g)	—(f)	—	—	—	17.74%
Inland Pipe Rehabilitation LLC 1510 Klondike Road, Suite 400 Conyers, GA 30094	Construction & Building	Senior Secured	8.10% (LIBOR + 5.50%, 1.00% Floor)	12/26/2024	12,469	12,431	—
		Revolver(j)	8.00% (LIBOR + 5.50%, 1.00% Floor)	12/26/2024	4,118	2,789	—
InMobi Pte, Ltd. 2951 28th Street, Suite 1000 Santa Monica, CA 90405	Media: Advertising, Printing & Publishing	Right to purchase 2.8% of the equity(d)(e)(h)(i)	—(f)	9/18/2025	—	209	—
IT Global Holding LLC 222 W. Las Colinas Blvd. Suite 1650E Irving, TX 75039	Services: Business	Senior Secured	9.50% (LIBOR + 7.00%, 1.00% Floor)	11/10/2023	10,434	10,419	—
		Revolver(j)	9.50% (LIBOR + 7.00%, 1.00% Floor)	11/10/2023	875	263	—
Landpoint, LLC 5486 Airline Drive Bossier City, LA 71111	Energy: Oil & Gas	Senior Secured	13.00% (LIBOR + 10.50%, 1.50% Floor)	12/20/2019	2,256	2,251	—
		Revolver(j)	13.00% (LIBOR + 10.50%, 1.50% Floor)	12/20/2019	313	—	—
Liftforward SPV II, LLC 180 Maiden Lane, 10th Floor New York, NY 10038	Banking, Finance, Insurance & Real Estate	Senior Secured(h)(j)	13.25% (LIBOR + 10.75%, 0.50% Floor)	11/10/2020	10,000	4,105	—
LuLu’s Fashion Lounge, LLC 195 Humboldt Avenue Chico, CA 95928	Retail	Senior Secured	9.50% (LIBOR + 7.00%, 1.00% Floor)	8/29/2022	4,437	4,433	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(in thousands)
Luxury Optical Holdings Co. 260 West 39th Street – 12th Floor New York, NY 10018	Retail	Senior Secured(g)	10.50% PIK (LIBOR + 8.00%, 1.00% Floor)	9/12/2019	4,824	$4,429	—
		Delayed Draw(g)(j)(l)	14.00% (LIBOR + 11.50%, 1.00% Floor)	9/12/2019	1,059	622	—
		Revolver(g)	10.50% PIK (LIBOR + 8.00%, 1.00% Floor)	9/12/2019	222	204	—
		Common stock (86 shares)(e)(g)	—(f)	—	—	—	9.56%
Madison Logic, Inc. 257 Park Avenue South, 5th Floor New York, NY 10010	Services: Business	Senior Secured(k)	10.50% (LIBOR + 8.00%, 0.50% Floor)	11/30/2021	9,868	9,868	—
		Revolver(j)	10.50% (LIBOR + 8.00%, 0.50% Floor)	11/30/2021	988	—	—
Magneto & Diesel Acquisition, Inc. 7902 FM 1960 Bypass Rd. W. Humble, Texas 77338	Automotive	Senior Secured	8.00% (LIBOR + 5.50%, 1.00% Floor)	12/18/2023	4,987	4,965	—
		Revolver(j)	8.00% (LIBOR + 5.50%, 1.00% Floor)	12/18/2023	500	83	—
Mammoth Holdings, LLC 1380 West Paces Ferry Road NW, Suite 2160 Atlanta, GA 30327	Services: Consumer	Senior Secured	8.80% (LIBOR + 6.00%, 1.00% Floor)	10/16/2023	1,995	1,992	—
		Delayed Draw(j)(l)	8.80% (LIBOR + 6.00%, 1.00% Floor)	10/16/2023	4,167	—	—
		Revolver(j)	8.80% (LIBOR + 6.00%, 1.00% Floor)	10/16/2023	500	—	—
MC Sign Lessor Corp. 8959 Tyler Boulevard Mentor, OH 44060	Media: Advertising, Printing & Publishing	Senior Secured	9.49% (LIBOR + 7.00%, 1.00% Floor)	12/22/2022	9,159	9,250	—
		Senior Secured	9.49% (LIBOR + 7.00%, 1.00% Floor)	12/22/2022	2,083	2,104	—
		Revolver(j)	9.49% (LIBOR + 7.00%, 1.00% Floor)	12/22/2022	625	—	—
Mergermarket Bidco Limited 330 Hudson Street, 4th Floor New York, NY 10013	Media: Broadcasting & Subscription	Junior Secured	9.75% (LIBOR + 7.25%, 0.50% Floor)	8/4/2025	4,500	4,472	—
MFG Chemical, LLC 1804 Kimberly Park Drive Dalton, GA 30720	Chemicals, Plastics & Rubber	Unitranche(n)	8.50% (LIBOR + 6.00%, 0.50% Floor)	6/23/2022	1,129	1,114	—
		Unitranche(k)(n)	8.50% (LIBOR + 6.00%, 0.50% Floor)	6/23/2022	10,477	10,335	—
Micro Holdings Corp. 909 N. Sepulveda Boulevard, 11th Floor El Segundo, CA 90245	High Tech Industries	Junior Secured	9.99% (LIBOR + 7.50%)	8/18/2025	3,000	2,963	—
Midwest Composite Technologies, LLC 1050 Walnut Ridge Drive Hartland, WI 53029	Chemicals, Plastics & Rubber	Senior Secured	8.75% (LIBOR + 6.25%, 1.00% Floor)	8/31/2023	896	913	—
		Delayed Draw(j)(l)	8.75% (LIBOR + 6.25%, 1.00% Floor)	8/31/2023	600	—	—
		Revolver(j)	8.75% (LIBOR + 6.25%, 1.00% Floor)	8/31/2023	90	—	—
Mid-West Wholesale Hardware Co. 1000 North Century Avenue Kansas City, MO 64120	Wholesale	Senior Secured(k)	10.50% (LIBOR + 8.00%, 0.50% Floor)	2/9/2022	16,361	16,279	—
		Revolver(j)	10.50% (LIBOR + 8.00%, 0.50% Floor)	2/9/2022	5,491	3,278	—
Millennial Brands LLC 126 W 9th Street Los Angeles, CA 90015	Consumer Goods: Non-Durable	Preferred Units (10 units)(e)(g)	—(f)	—	—	—	10.07%
		Common Units (75,502 units)(e)(g)	—(f)	—	—	—	7.55%
Mindbody, Inc. 4051 Broad Street, Suite 220 San Luis Obispo, CA 93401	High Tech Industries	Senior Secured	9.48% (LIBOR + 7.00%, 1.00% Floor)	2/14/2025	6,333	6,346	—
		Revolver(j)	9.48% (LIBOR + 7.00%, 1.00% Floor)	2/14/2025	667	—	—
Mnine Holdings, Inc. 12000 Biscayne Boulevard, Suite 600 Miami, FL 33181	High Tech Industries	Unitranche(n)	9.25% (LIBOR + 6.75%, 1.00% Floor)	11/2/2023	7,980	8,024	—
MRCC Senior Loan Fund I, LLC 311 South Wacker Drive, Suite 6400 Chicago, IL 60606	Investment Funds & Vehicles	LLC Equity Interest (50.0% of the equity interest)(h)(w)	—	—	—	32,032	50.00%

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(in thousands)
Nearly Natural, Inc. 695 E 10th Avenue Hialeah, FL 33010	Wholesale	Senior Secured(k)	9.60% (LIBOR + 7.00%, 1.00% Floor)	12/15/2022	6,913	$6,843	—
		Revolver(j)	9.60% (LIBOR + 7.00%, 1.00% Floor)	12/15/2022	1,522	761	—
		Class A Units (152,174 units)(d)(e)	—(f)	—	—	132	0.44%
Newforma, Inc. 1750 Elm Street Manchester, NH 03104	High Tech Industries	Senior Secured(k)	8.10% (LIBOR + 5.50%, 1.00% Floor)	6/30/2022	14,775	14,775	—
		Revolver(j)	8.10% (LIBOR + 5.50%, 1.00% Floor)	6/30/2022	1,250	—	—
Nova Wildcat Amerock, LLC 10115 Kincey Avenue, Suite 210 Huntersville, NC 28078	Consumer Goods: Durable	Senior Secured	8.25% (LIBOR + 5.75%, 1.00% Floor)	10/12/2023	9,476	9,419	—
		Revolver(j)	8.25% (LIBOR + 5.75%, 1.00% Floor)	10/12/2023	931	106	—
Parterre Flooring & Surface Systems, LLC 500 Research Drive Wilmington, MA 01887	Consumer Goods: Durable	Senior Secured(k)	9.75% (LIBOR + 7.25%, 1.00% Floor)	8/22/2022	11,100	10,789	—
		Revolver(j)	9.75% (LIBOR + 7.25%, 1.00% Floor)	8/22/2022	2,400	675	—
PeopleConnect Intermediate, LLC 1501 4th Avenue, Suite 400 Seattle, WA 98101	Services: Consumer	Senior Secured	15.30% (LIBOR + 12.50%, 1.00% Floor)	7/1/2020	4,636	4,610	—
		Senior Secured	9.30% (LIBOR + 6.50%, 1.00% Floor)	7/1/2020	4,272	4,255	—
		Revolver(j)	12.30% (LIBOR + 9.50%, 1.00% Floor)	7/1/2020	236	118	—
PKS Holdings, LLC 18 Corporate Woods Blvd. Albany, NY 12211	Banking, Finance, Insurance & Real Estate	Senior Secured(h)	12.49% (LIBOR + 10.00%, 0.50% Floor)	11/30/2022	1,733	1,712	—
		Revolver(h)(j)	12.49% (LIBOR + 10.00%, 0.50% Floor)	11/30/2022	80	—	—
		Warrant to purchase up to 0.8% of the equity(d)(e)(h)	—(f)	11/30/2027	—	13	—
Playtime, LLC 13310 James East Casey Avenue Englewood, CO 80112	Hotels, Gaming & Leisure	Preferred Units (8,665 units)(d)(e)	—(f)	—	—	—	1.35%
Priority Ambulance, LLC 9721 Cogdill Road, Suite 302 Knoxville, TN 37932	Healthcare & Pharmaceuticals	Unitranche(n)(x)	9.10% (LIBOR + 6.50%, 1.00% Floor)	4/12/2022	10,015	9,965	—
		Unitranche(n)(y)	9.10% (LIBOR + 6.50%, 1.00% Floor)	4/12/2022	1,253	1,247	—
		Delayed Draw(j)(l)(n)	9.10% (LIBOR + 6.50%, 1.00% Floor)	4/12/2022	2,485	444	—
		Delayed Draw(j)(l)(n)	9.10% (LIBOR + 6.50%, 1.00% Floor)	4/12/2022	246	—	—
Prototek Sheetmetal Fabrication, LLC 244 Burnham Intervale Rd Contoocook, NH 03229	High Tech Industries	Senior Secured	9.50% (LIBOR + 7.00%, 1.00% Floor)	12/12/2022	3,456	3,437	—
		Delayed Draw(j)(l)	9.50% (LIBOR + 7.00%, 1.00% Floor)	12/12/2022	2,327	806	—
		Revolver(j)	9.50% (LIBOR + 7.00%, 1.00% Floor)	12/12/2022	233	—	—
Quirch Foods Holdings, LLC 2701 South Le Jeune Road, 12th Floor Coral Gables, FL 33134	Consumer Goods: Non-Durable	Senior Secured	8.49% (LIBOR + 6.00%)	12/19/2025	1,995	2,005	—
RedZone Robotics, Inc. 91 43rd Street, Suite 250 Pittsburgh, PA 15201	Services: Business	Senior Secured	9.25% Cash/ 1.00% PIK (LIBOR + 7.75%, 1.00% Floor)	6/5/2023	756	688	—
		Revolver(j)	9.25% Cash/ 1.00% PIK (LIBOR + 7.75%, 1.00% Floor)	6/5/2023	158	—	—
Rockdale Blackhawk, LLC 1700 Brazos Avenue Rockdale, TX 76567	Healthcare & Pharmaceuticals	DIP Facility	15.10%	n/a(m)	198	198	—
		DIP Facility	15.10%	n/a(m)	8,877	8,877	—
		Senior Secured	15.50% (LIBOR + 13.00%, 1.00% Floor)(o)	3/31/2020	10,923	8,692	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(in thousands)
RPL Bidco Limited 67-74 Saffron Hill London, England, EC1N 8QX	High Tech Industries	Senior Secured(h)(i)(p)	8.36% (LIBOR + 7.50%)	11/9/2023	14,056	$14,196	—
		Delayed Draw(h)(i)(j)(l)(p)	8.36% (LIBOR + 7.50%)	11/9/2023	2,086	—	—
		Revolver(h)(i)(j)(p)	8.36% (LIBOR + 7.50%)	11/9/2023	521	—	—
RugsUSA, LLC 8 Santa Fe Way Cranbury, NJ 08512	Consumer Goods: Durable	Unitranche(n)	8.61% (LIBOR + 6.00%, 1.00% Floor)	4/28/2023	4,000	3,990	—
Security Services Acquisition 90 Town Center Street, Suite 202 Daleville, VA 24083	Services: Business	Senior Secured(k)	8.58% (LIBOR + 6.00%, 1.00% Floor)	2/15/2024	3,500	3,497	—
		Delayed Draw(j)(k)(l)	8.58% (LIBOR + 6.00%, 1.00% Floor)	2/15/2024	2,500	—	—
		Delayed Draw(j)(k)(l)	8.58% (LIBOR + 6.00%, 1.00% Floor)	2/15/2024	2,188	—	—
		Revolver(j)	8.58% (LIBOR + 6.00%, 1.00% Floor)	2/15/2024	1,042	—	—
SHI Holdings, Inc. 620 Newport Center Drive, 8th Floor Newport Beach, CA 92660	Healthcare & Pharmaceuticals	Senior Secured(k)	12.75% PIK (LIBOR + 10.25%, 1.00% Floor)	12/31/2020	2,637	2,612	—
		Revolver(j)	12.75% PIK (LIBOR + 10.25%, 1.00% Floor)	12/31/2020	4,227	3,515	—
		Common stock (24 shares)(e)(g)	—(f)	—	—	126	19.09%
StormTrap, LLC 1287 Windham Parkway Romeoville, IL 60446	Environmental Industries	Senior Secured	8.00% (LIBOR + 5.50%, 1.00% Floor)	12/8/2023	7,980	7,956	—
		Revolver(j)	8.00% (LIBOR + 5.50%, 1.00% Floor)	12/8/2023	432	216	—
Summit Container Corporation 4080 McGinnis Ferry Road, Suite 501 Alpharetta, GA 30005	Containers, Packaging & Glass	Senior Secured(g)(k)	10.50% (LIBOR + 8.00%, 1.00% Floor)	1/6/2021	3,259	3,029	—
		Revolver(g)(j)(k)	10.50% (LIBOR + 8.00%, 1.00% Floor)	1/6/2021	8,000	5,634	—
		Warrant to purchase up to 19.5% of the equity(e)(g)	—(f)	1/6/2024	—	—	—
Synergy Environmental Corporation 1180 Peachtree Street, Suite 2500 Atlanta, GA 30309	Environmental Industries	Senior Secured(k)	9.00% (LIBOR + 6.50%, 0.50% Floor)	4/29/2021	2,912	2,902	—
		Senior Secured(k)	9.00% (LIBOR + 6.50%, 0.50% Floor)	4/29/2021	487	485	—
		Delayed Draw(j)(l)	9.00% (LIBOR + 6.50%, 0.50% Floor)	4/29/2021	1,315	829	—
		Revolver(j)	9.00% (LIBOR + 6.50%, 0.50% Floor)	4/29/2021	671	402	—
The Octave Music Group, Inc. 850 Third Avenue, Suite 15C New York, NY 10022	Media: Diversified & Production	Junior Secured	10.73% (LIBOR + 8.25%, 1.00% Floor)	5/27/2022	5,000	5,000	—
The Tie Bar Operating Company, LLC 123 Ambassador Drive, Suite 123 Naperville, IL 60540	Retail	Class A Preferred Units (1,275 units)(d)(e)	—(f)	—	—	110	0.26%
		Class B Preferred Units (1,275 units)(d)(e)	—(f)	—	—	—	0.26%
The Worth Collection, Ltd. 520 Eighth Avenue, 23rd Floor New York, NY 10018	Retail	Senior Secured(k)	11.00% (LIBOR + 8.50%, 0.50% Floor)	9/29/2021	10,588	8,682	—
Toojay’s Management LLC 3654 Georgia Avenue West Palm Beach, FL 33405	Beverage, Food & Tobacco	Senior Secured	8.00% (LIBOR + 5.50%, 1.00% Floor)	10/26/2022	3,491	3,489	—
		Delayed Draw(j)(l)	8.00% (LIBOR + 5.50%, 1.00% Floor)	10/26/2022	477	239	—
		Revolver(j)	8.00% (LIBOR + 5.50%, 1.00% Floor)	10/26/2022	159	80	—
TRG, LLC 19115 W. Casey Road Libertyville, IL 60048	Hotels, Gaming & Leisure	Senior Secured	9.99% Cash/ 5.44% PIK (LIBOR + 12.94%, 0.50% Floor) (z)	3/31/2021	17,080	18,429	—
		CapEx	9.99% Cash/ 2.00% PIK (LIBOR + 9.50%, 0.50% Floor)	3/31/2021	1,365	1,473	—
		Revolver(j)	11.99% (LIBOR + 9.50%, 0.50% Floor)	3/31/2021	262	141	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(in thousands)
TRP Construction Group, LLC 2213 Moneda Street Haltom City, TX 76117	Services: Business	Senior Secured(k)	9.50% (LIBOR + 7.00%, 1.00% Floor)	10/5/2022	7,911	$7,888	—
		Delayed Draw(j)(l)	9.50% (LIBOR + 7.00%, 1.00% Floor)	10/5/2022	7,000	6,721	—
		Revolver(j)	9.50% (LIBOR + 7.00%, 1.00% Floor)	10/5/2022	2,133	—	—
Valudor Products LLC 11260 El Camino Real San Diego, CA 92130	Chemicals, Plastics & Rubber	Senior Secured	10.00% (LIBOR + 7.50%, 1.00% Floor)	6/19/2023	1,594	1,589	—
		Senior Secured(aa)	10.00% (LIBOR + 7.50%, 1.00% Floor)	6/19/2023	211	210	—
		Revolver(j)	12.00% (LIBOR + 9.50%, 1.00% Floor)	6/19/2023	818	622	—
		Class A-1 Units (501,014)(d)(e)	10.00% PIK	—	—	323	5.27%
VPS Holdings, LLC 30012 Ivy Glenn Drive, Suite 210 Laguna Niguel, CA 92677	Services: Business	Senior Secured	9.50% (LIBOR + 7.00%, 1.00% Floor)	10/4/2024	4,969	4,979	—
		Senior Secured	9.50% (LIBOR + 7.00%, 1.00% Floor)	10/4/2024	4,000	4,008	—
		Revolver(j)	9.50% (LIBOR + 7.00%, 1.00% Floor)	10/4/2024	1,000	100	—
WillowTree, LLC 107 5th Street Southeast, Suite B Charlottesville, VA 22902	High Tech Industries	Senior Secured	8.00% (LIBOR + 5.50%, 1.00% Floor)	10/9/2023	7,960	7,956	—
		Revolver(j)	8.00% (LIBOR + 5.50%, 1.00% Floor)	10/9/2023	1,000	620	—
Yandy Holding, LLC 21615 N. 7th Avenue Phoenix, AZ 85027	Retail	Senior Secured	13.50% (LIBOR + 11.00%, 1.00% Floor)	9/30/2019	3,643	3,632	—
		Revolver(j)	13.50% (LIBOR + 11.00%, 1.00% Floor)	9/30/2019	907	—	—

(a)
All of our investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 (the “1940 Act”), unless otherwise noted. All of our investments are issued by U.S. portfolio companies unless otherwise noted.

(b)
The majority of the investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2019. Certain investments are subject to a LIBOR or Prime interest rate floor, or rate cap.

(c)
Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith using significant unobservable inputs by our board of directors as required by the Investment Company Act of 1940. See Note 4 in the accompanying notes to the consolidated financial statements incorporated by reference into this prospectus.

(d)
Represents less than 5% ownership of the portfolio company’s voting securities.

(e)
Ownership of certain equity investments may occur through a holding company or partnership.

(f)
Represents a non-income producing security.

(g)
As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements incorporated by reference into this prospectus for additional information on transactions in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).

(h)
This investment is treated as a non-qualifying investment under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2019, non-qualifying assets totaled 16.10% of the Company’s total assets.

(i)
This is an international company.

(j)
All or a portion of this commitment was unfunded at March 31, 2019. As such, interest is earned only on the funded portion of this commitment.

(k)
All of this loan is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(l)
This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.

(m)
This is a demand note with no stated maturity.

(n)
The Company structures its unitranche secured loans as senior secured loans. The Company obtains security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Generally, the Company syndicates a “first out” portion of the loan to an investor and retains a “last out” portion of the loan, in which case the “first out” portion of the loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and the Company’s unitranche secured loans will expose the Company to the risks associated with second lien and subordinated loans and may limit the Company’s recourse or ability to recover collateral upon a portfolio company’s bankruptcy. Unitranche secured loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases the Company, together with its affiliates, are the sole or majority lender of these unitranche secured loans, which can afford the Company additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

(o)
This position was on non-accrual status as of March 31, 2019, meaning that the Company has ceased accruing interest income on the position. See Note 2 in the accompanying notes to the consolidated financial statements incorporated by reference into this prospectus for additional information on the Company’s accounting policies.

(p)
This loan is denominated in Great Britain pounds and is translated into U.S. dollars as of the valuation date.

(q)
The PIK portion of the interest rate for HFZ Capital Group, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.17% per annum.

(r)
A portion of this loan (principal of $5,061) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(s)
The PIK portion of the interest rate for Incipio, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.56% per annum.

(t)
A portion of this loan (principal of $46) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(u)
A portion of this loan (principal of $1,938) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(v)
A portion of this loan (principal of $1,015) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(w)
As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as it owns more than 25% in company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements incorporated by reference into this prospectus for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.

(x)
A portion of this loan (principal of $9,258) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(y)
A portion of this loan (principal of $525) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP, and is therefore not collateral to the Company’s revolving credit facility.

(z)
A portion of the PIK interest rate for TRG, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 3.44% per annum.

(aa)
This investment represents a note convertible to preferred shares of the borrower.

n/a — not applicable
See Notes to Consolidated Financial Statements incorporated by reference into this prospectus.

PORTFOLIO MANAGEMENT
Investment Committee
The investment committee of MC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by MC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by MC Advisors and monitors the performance of our investment portfolio. The investment committee consists of Theodore L. Koenig, Aaron D. Peck, Michael J. Egan and Jeremy T. VanDerMeid.
Information regarding members of MC Advisors’ investment committee who are not also our directors is as follows:
Michael J. Egan has more than 30 years of experience in commercial finance, credit administration and banking. Mr. Egan joined Monroe Capital in 2004 and is responsible for credit policies and procedures along with portfolio and asset management. Mr. Egan also served as Executive Vice President and Chief Credit Officer of Hilco Capital from 1999 to 2004. Prior to joining Hilco Capital LP, Mr. Egan was with The CIT Group/Business Credit, Inc. for a ten-year period beginning in 1989, where he served as Senior Vice President and Regional Manager for the Midwest U.S. Region responsible for all credit, new business and operational functions. Prior to joining The CIT Group, Mr. Egan was a commercial lending officer with The National Community Bank of New Jersey (The Bank of New York) and a credit analyst with KeyCorp, where he completed a formal management and credit training program.
Jeremy T. VanDerMeid has more than 20 years of lending and corporate finance experience and is responsible for portfolio management, capital markets and all trading functions for Monroe Capital. Prior to joining Monroe Capital in 2007, Mr. VanDerMeid was with Morgan Stanley Investment Management in the Van Kampen Senior Loan Group. Mr. VanDerMeid managed a portfolio of bank loans for Van Kampen and also led the firm’s initiative to increase its presence with middle-market lenders and private equity firms. Prior to his work at Morgan Stanley, he worked for Dymas Capital and Heller Financial where he originated, underwrote, and managed various middle-market debt transactions.
Portfolio Management
Each investment opportunity requires the consensus and receives the unanimous approval of MC Advisors’ investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, the investment committee oversees any temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. The day-to-day management of investments approved by the investment committee is overseen by the investment committee.
Each of Messrs. Koenig, Peck, Egan and VanDerMeid has ownership and financial interests in, and may receive compensation and/or profit distributions from, MC Advisors. None of Messrs. Koenig, Peck, Egan and VanDerMeid receives any direct compensation from us.
The table below shows the dollar range of shares of our common stock beneficially owned by each member of the investment committee of MC Advisors responsible for our investments as of the end of our most recently completed fiscal year.
Investment Committee of MC Advisors	Dollar Range of Equity Securities in Monroe Capital Corporation(1)(2)
Theodore L. Koenig	over $1,000,000
Aaron D. Peck	$100,001 – $500,000
Michael J. Egan	$100,001 – $500,000
Jeremy T. VanDerMeid	$10,001 – $50,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or over $1,000,000.

(2)
The dollar range of equity securities beneficially owned by the members of our investment committee is based on a closing stock price of $9.60 per share as of December 31, 2018.

Messrs. Koenig, Peck, Egan and VanDerMeid, through their roles with Monroe Capital, are also primarily responsible for the day-to-day management of 17 other pooled investment vehicles, a private BDC and seven other accounts in which their affiliates may receive incentive fees, with a total amount of approximately $6.4 billion of capital under management as of December 31, 2018.

MANAGEMENT AND OTHER AGREEMENTS
We are externally managed by MC Advisors, an affiliate of ours, pursuant to the Investment Advisory Agreement and another of our affiliates, MC Management, provides administrative services to us pursuant to an Administration Agreement. Each of MC Advisors and MC Management are privately-held companies that are indirectly owned and controlled by Theodore L. Koenig, our chairman and chief executive officer. The management services and fees in effect under the Investment Advisory Agreement and the administrative services under the Administration Agreement are described further below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Investment Advisory Agreement.
The principal executive office of MC Advisors and MC Management is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
Investment Advisory Agreement
MC Advisors is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, MC Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, MC Advisors:
•
determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
assists us in determining what securities we purchase, retain or sell;

•
identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•
executes, closes, services and monitors the investments we make.

MC Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Management and Incentive Fee
Under the Investment Advisory Agreement with MC Advisors and subject to the overall supervision of our board of directors, MC Advisors provides investment advisory services to us. For providing these services, MC Advisors receives a fee from us, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage) and is payable quarterly in arrears.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the preceding quarter subject to a total return requirement. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. MC Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.
The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters (the “Incentive Fee Limitation”). Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle described below, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized gains and losses for the then-current and 11 preceding calendar quarters.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2% per quarter (8% annually). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for MC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.
We pay MC Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•
no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2% (8% annually);

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide MC Advisors with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•
20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are adjusted for any share issuances or repurchases during the quarter.
The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
Quarterly Incentive Fee Based on Pre-Incentive Fee Net Investment Income
Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)
Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee
These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 0.6125%
Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.0%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 2.3625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(3)
= 100% × (2.3625% – 2%)
= 0.3625%
Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income-related portion of the incentive fee is 0.3625%.

Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 2.8625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(3)
Incentive fee = 100% × “catch-up” + (20% × (Pre-incentive fee net investment income – 2.5%))
“Catch-up”  = 2.5% – 2%
= 0.5%
Incentive fee = (100% × 0.5%) + (20% × (2.8625% – 2.5%))
= 0.5% + (20% × 0.3625%)
= 0.5% + 0.0725%
= 0.5725%
Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 1.75% annualized base management fee.

(3)
The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:
Assumptions
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.) = 0.2%
Cumulative incentive compensation accrued and/or paid for
   preceding 11 calendar quarters = $9 million
Alternative 1
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 2.8625%
20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8 million
Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Pre-incentive fee net investment income
   (investment income – (management fee + other expenses)) = 2.8625%.
20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10 million
Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 1.75% annualized management fee.

Example 3: Capital Gains Portion of Incentive Fee(*):
Alternative 1:
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:
Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3:
FMV of Investment B determined to be $25 million

Year 4:
Investment B sold for $31 million

The capital gains portion of the incentive fee would be:
Year 1:
None

Year 2:
Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:
None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4:
Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:
Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:
FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:
FMV of Investment B determined to be $35 million

Year 5:
Investment B sold for $20 million

The capital gains incentive fee, if any, would be:
Year 1:
None

Year 2:
$5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3:
$1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4:
None

Year 5:
None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)
As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on the fiscal year end of such year.

(2)
As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses
All investment professionals of MC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by MC Advisors and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation:
•
organization and offering;

•
calculating our net asset value (including the cost and expenses of any independent valuation firm);

•
fees and expenses incurred by MC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investment and monitoring our investments and portfolio companies on an ongoing basis (although none of MC Advisors’ duties will be subcontracted to sub-advisors);

•
interest payable on debt, if any, incurred to finance our investments;

•
offerings of our common stock and other securities;

•
investment advisory fees;

•
administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and MC Management based upon our allocable portion of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs);

•
transfer agent, dividend agent and custodial fees and expenses;

•
federal and state registration fees;

•
all costs of registration and listing our shares on any securities exchange;

•
federal, state and local taxes;

•
independent directors’ fees and expenses;

•
costs of preparing and filing reports or other documents required by the SEC or other regulators;

•
costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•
fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•
direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•
proxy voting expenses; and

•
all other expenses incurred by us or MC Management in connection with administering our business.

Duration and Termination
Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by MC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to Our Business and Structure — We depend upon MC Advisors’ senior management for our success, and upon its access to the investment professionals of Monroe Capital and its affiliates” and “Risk Factors — Risks Relating to Our Business and Structure — MC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations” incorporated by reference into this prospectus.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.
Administration Agreement
Pursuant to an Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping and record keeping and other administrative services at such facilities. Under the Administration Agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, MC Management also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. Unless terminated earlier as described below, the Administration Agreement will continue in effect from year to year with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
MC Management may retain third parties to assist in providing administrative services to us. To the extent that MC Management outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to MC Management. We reimburse MC Management for the allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Under the Administration Agreement, amounts payable quarterly for administrative expenses covered under the Administration Agreement to MC Management were limited to the greater of (i) 0.375% of our average assets for such quarter and (ii) $375,000 through December 31, 2013. For the years ended December 31, 2018, 2017 and 2016, we incurred $3.4 million, $3.4 million and $3.1 million in administrative expenses (included within Professional fees, Administrative service fees and General and administrative expenses on the consolidated statements of operations) under the Administration Agreement, respectively, of which $1.3 million, $1.2 million and $1.3 million, respectively, was related to MC Management overhead and salary allocation and paid directly to MC Management.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Management and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Administration Agreement.
License Agreement
We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital.” Under this agreement, we have a right to use the “Monroe Capital” name for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with MC Advisors is in effect.
Staffing Agreement
We do not have any internal employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of MC Advisors to achieve our investment objective. MC Advisors is an affiliate of Monroe Capital and depends upon access to the investment professionals and other resources of Monroe Capital and Monroe Capital’s affiliates to fulfill its obligations to us under the Investment Advisory Agreement. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the professionals of Monroe Capital and its affiliates. Under the Staffing Agreement, MC Management provides MC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of MC Advisors’ investment committee serve in such capacity. The Staffing

Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to MC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.
Board Approval of the Investment Advisory Agreement and Staffing Agreement
At a meeting of our board of directors held on August 2, 2018, the board, including directors who are not “interested persons” as defined in the 1940 Act, voted unanimously to approve and continue the Investment Advisory Agreement for another annual period in accordance with the requirements of the 1940 Act. The approval included consideration and approval of the specific individuals provided through the Staffing Agreement between MC Advisors and MC Management that comprise our investment committee. In reaching a decision to approve and continue the Investment Advisory Agreement and investment committee, our board of directors reviewed a significant amount of information and considered, among other things:
•
Nature, Quality and Extent of Services. Our board of directors reviewed information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement and Staffing Agreement, including the specific approval of the members of the investment committee to be provided pursuant to the Staffing Agreement. Our board of directors considered the nature, extent and quality of the investment selection process employed by MC Advisors and the experience of the members of the investment committee. Our board of directors concluded that the services to be provided under the Investment Advisory Agreement are consistent with those of comparable business development companies described in the available market data.

•
The reasonableness of the fees paid to MC Advisors. Our board of directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. Our board of directors also considered the profitability of MC Advisors. Based upon its review, our board of directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

•
Investment Performance. Our board of directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. Our board of directors concluded that MC Advisors was delivering results consistent with our investment objective and that our investment performance was superior when compared to comparable business development companies over the most recently completed period.

•
Economies of Scale. Our board of directors addressed the potential for MC Advisors to realize economies of scale in managing our assets, and determined that at this time they did not expect economies of scale to be realized by MC Advisors.

In view of the variety of factors that our board of directors considered in connection with its evaluation of the Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors our board of directors considered in reaching its decision. Our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors. Rather, our board of directors based its approval on the totality of information presented to, and reviewed by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.
Based on the information reviewed and the discussions detailed above, our board of directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Advisory Agreement and its continuation as being in the best interests of our stockholders. MC Advisors bears all expenses related to the services and personnel provided pursuant to the Staffing Agreement.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
We have entered into agreements with MC Advisors, in which our senior management and members of MC Advisors’ investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with MC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in MC Advisors. In addition, our executive officers and directors and the principals of MC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives.
We may compete with other entities managed by MC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by MC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, MC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with MC Advisors’ allocation policy so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating to Our Business and Structure — There may be conflicts related to obligations that MC Advisors’ senior investment professionals and members of its investment committee have to other clients” incorporated by reference into this prospectus. MC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with MC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.
Policies and Procedures for Managing Conflicts
Affiliates of MC Advisors manage other assets in seven closed-end funds, two small business investment companies and 15 private funds that also have an investment strategy focused primarily on senior secured, unitranche secured and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, MC Advisors manages our wholly-owned SBIC subsidiary, MRCC SBIC, as the manager of MRCC SBIC’s general partner, a private BDC, Monroe Capital Income Plus Corporation, and it may manage other entities in the future with an investment focus similar to ours. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds or other investment vehicles.
MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts, or other investment vehicles with similar or overlapping investment strategies and have put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. We received exemptive relief from the SEC on October 15, 2014 that permits greater flexibility relating to co-investments, subject to certain conditions. When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretations, or our exemptive relief from the SEC that permits greater flexibility relating to co-investments, such investments are made consistent with such relief and MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time.
Co-Investment Opportunities
We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We received exemptive relief from the SEC on October 15, 2014 that permits greater flexibility relating to co-investment, subject to certain conditions. When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretations, or our exemptive relief from the SEC that permits greater flexibility relating to co-investments, such investments will be made consistent with such relief and MC Advisors’ allocation policy.
Material Nonpublic Information
Our senior management, members of MC Advisors’ investment committee and other investment professionals from MC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material nonpublic information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.
Investment Advisory Agreement
We have entered into an Investment Advisory Agreement with MC Advisors and pay MC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for MC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from MC Advisors to assist our board of directors with the valuation of our portfolio investments. MC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments. See “Management and Other Agreements — Investment Advisory Agreement.” The base management fees under the Investment Advisory Agreement for the years ended December 31, 2018, 2017 and 2016 totaled $8.9 million, $7.7 million and $6.3 million, respectively. The incentive fees, net of incentive fee waivers, under the Investment Advisory Agreement for the years ended December 31, 2018, 2017 and 2016 totaled $1.8 million, $5.4 million, and $5.5 million, respectively.
Administration Agreement
We have entered into an administration agreement, pursuant to which MC Management furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.
License Agreement
We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our total assets in accordance with the following procedures.
Under procedures established by our board of directors, we value investments for which market quotations are readily available and within a recent date at such market quotations. When doing so, we determine whether the quote obtained is sufficient in accordance with generally accepted accounting principles in the United States of America (“GAAP”) to determine the fair value of the security. Debt and equity securities that are not publicly traded or whose market prices are not readily available or whose market prices are not regularly updated are valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.
Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:
•
the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals responsible for the credit monitoring of the portfolio investment;

•
our board of directors engages one or more independent valuation firm(s) to conduct fair value appraisals of material investments for which market quotations are not readily available. These fair value appraisals for material investments are received at least once in every calendar year for each portfolio company investment, but are generally received quarterly;

•
to the extent an independent valuation firm is not engaged to conduct an investment appraisal on an investment for which market quotations are not readily available, the investment will be valued by the MC Advisors investment professional responsible for the credit monitoring;

•
preliminary valuation conclusions are then documented and discussed with the investment committee;

•
our audit committee of the board of directors reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•
our board of directors discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

The board of directors generally uses the income approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, we may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. This liquidation analysis may also include probability weighting of alternative outcomes. We generally consider our debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance and is otherwise not deemed to be impaired. In determining the fair value of the performing debt, we consider fluctuations in current interest rates, trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a debt instrument is not performing, as defined above, we will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the debt instrument.
Under the income approach, we utilize discounted cash flow models to determine the present value of the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the income approach, we also consider the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues, or in limited cases, book value.
In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third-party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally use the midpoint of the bid/ask range as our best estimate of fair value of such investment.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
On June 19, 2019, our stockholders authorized us, subject to approval of our board of directors and certain limitations set forth below, to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of twelve months. On April 24, 2019, we filed a definitive proxy statement for our annual meeting of stockholders, to be held on June 19, 2019. The definitive proxy statement sets forth a proposal to be voted upon at the annual meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the annual meeting. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective.
In making a determination that an offering of common stock at a price below our net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors, including:
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The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

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The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

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The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

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Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

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The potential market impact of being able to raise capital in the current financial market;

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The nature of any new investors anticipated to acquire shares in the offering;

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The anticipated rate of return on and quality, type and availability of investments;

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The leverage available to us, both before and after the offering and other borrowing terms; and

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The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit MC Advisors, as MC Advisors will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at a premium to net asset value per share.
Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share will result in an immediate dilution to many of our existing common stockholders even if they participate in such sale.
The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different sets of investors:
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existing stockholders who do not purchase any shares in the offering;

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existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

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new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering
Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from net asset value); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value); and (4) an offering of 330,000 shares (33% of the outstanding shares) at $0.01 per share after offering expenses and commissions (effectively a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (at an offering price of $0.01 per share) is included, however, we will not offer shares at a 100% discount to net asset value. The acronym “NAV” stands for “net asset value.”
		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,330,000	33.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$7.52	(24.79)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.75%	(24.81)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$75,213	(24.79)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(24,787)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	—	$9.91	—	$9.67	—	$7.52	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.48)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(24.79)%

Impact on Existing Stockholders who Participate in the Offering
Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.
The following table illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	8.42%	$125,263	25.26%
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.64)%
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact on New Investors
Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 100% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,330,000	33.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$7.52	(24.79)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—	3,300	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—	0.25%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—	$24,820	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—	$35	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—	$24,785	—
Per Share Amounts									—
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—	$7.52	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—	$7.51	—
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%	—	71,352.14%

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.
No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1 (888) 430-5746.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.
If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. In addition, if you hold your common stock with a brokerage firm that participates in the plan, you may not be able to transfer the shares to another broker and continue to participate in the plan. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market shares of our common stock and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:
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a citizen or individual resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.
Election to Be Taxed as a RIC
As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). Generally, we would expect these distributions to be taxable to our stockholders as ordinary income and not to be eligible for reduced maximum tax rates associated with qualified dividends.

Taxation as a RIC
If we continue to:
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qualify as a RIC; and

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satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gains, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each calendar year, (b) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding years (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. For the years ended December 31, 2018, 2017 and 2016 we recorded $11 thousand, $0.1 million and $0.7 million within general and administrative expenses on our consolidated statements of operations for U.S. federal excise tax.
In order to be treated as a RIC for federal income tax purposes, we must, among other things:
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meet the Annual Distribution Requirement;

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qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

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diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to prevent our receipt of income that would not satisfy the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to federal income taxes and other taxes, and therefore would be expected to achieve a reduced after-tax yield.
We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.
If we purchase shares in a “passive foreign investment company,” (a “PFIC”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in that case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% federal excise tax.
Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
If we use leverage, we may be subject to certain financial covenants that could limit our ability to make distributions to our stockholders. In addition, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain

“asset coverage” tests are met. If we are unable to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC.
Although we do not expect to do so, we will be authorized (subject to our financial covenants and 1940 Act asset coverage tests) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to eliminate or minimize our liability for federal income tax and the 4% federal excise tax. However, our ability to dispose of assets to make distributions may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and certain relief provisions are not available, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure to Qualify as a RIC.”
As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. We generally are permitted to carry forward for an indefinite period any capital losses not used to offset capital gains. However, future transactions that we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.
Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent our disqualification as a RIC.
Failure to Qualify as a RIC
If we fail the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which, among other things may require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we are unable to qualify for treatment as a RIC and are unable to cure the failure, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. In the event of such a failure to qualify, distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income (currently generally eligible for the 20% maximum rate in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for two or more taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts). However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts)) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.
Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the federal corporate income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay federal corporate income tax on any retained capital gains at our regular federal corporate income tax rate, and since that rate is currently in excess of the maximum federal income tax rate currently payable by individuals on long-term capital gains, the amount of federal corporate income tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.
A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.
In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.
In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

We will provide estimated guidance of the tax characteristics of any distributions we make in our periodic reports filed with the SEC. We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.
We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 24% from all taxable distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.
If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. However, properly reported dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.
We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, Non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.
The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in shares of our common stock.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
We are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) to withhold U.S. tax on payment of redemption proceeds and certain capital gain dividends, in each case, made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.
Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock, including the possible application of the U.S. estate tax.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
As of the date of this prospectus, our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, and no shares of preferred stock. Our common stock is listed on The Nasdaq Global Select Market under the ticker symbol “MRCC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of June 20, 2019:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	20,444,564
Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.
Preferred Stock
Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our charter may provide and requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our board of directors is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. There is no cumulative voting in the election of directors. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one or more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, amend or repeal any provision of our bylaws and to make new bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.
Control Share Acquisitions
The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
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one-tenth or more but less than one-third;

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one-third or more but less than a majority; or

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a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.
Business Combinations
Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
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any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
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80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 150% of our total assets less liabilities and indebtedness not represented by senior securities, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:
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the designation and number of shares of such series;

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the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;

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any provisions relating to convertibility or exchangeability of the shares of such series;

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the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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the voting powers, if any, of the holders of shares of such series;

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any provisions relating to the redemption of the shares of such series;

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any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The rate for distributions may be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
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the title of such subscription rights;

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the exercise price or a formula for the determination of the exercise price for such subscription rights;

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the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

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the extent to which such subscription rights are transferable;

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if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

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the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

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if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

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any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.
Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that: (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our board of directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our board of directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
As of March 31, 2019, we had $109.0 million in aggregate principal amount of 5.75% Notes due 2023 (the “2023 Notes”) outstanding. The 2023 Notes will mature on October 31, 2023. Interest on the 2023 Notes is paid quarterly on January 31, April 30, July 31, and October 31, at an annual rate of 5.75%. We may redeem the 2023 Notes in whole or in part at any time or from time to time on or after October 31, 2020. The 2023 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness.
We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered in the United States, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce rights of investors against us if we default. There are some limitations on the extent to which the trustee acts on behalf of investors, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines rights of a holder of debt securities issued pursuant to this prospectus and any accompanying prospectus supplement. We have filed the indenture with the SEC.
A prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:
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the designation or title of the series of debt securities;

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the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;

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the percentage of the principal amount at which the series of debt securities will be offered;

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the date or dates on which principal will be payable;

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the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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the terms for redemption, extension or early repayment, if any;

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the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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the place or places of payment, transfer, conversion and/or exchange of the debt securities;

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the denominations in which the offered debt securities will be issued;

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the provision for any sinking fund;

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any restrictive covenants;

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any events of default;

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whether the series of debt securities are issuable in certificated form;

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any provisions for defeasance or covenant defeasance;

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any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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whether the debt securities are subject to subordination and the terms of such subordination;

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the listing, if any, on a securities exchange; and

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any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage ratio, as defined in the 1940 Act, excluding the SBA debentures in accordance with SEC exemptive relief granted October 2, 2014. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the applicable prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give the holder of debt securities protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default, as defined below, or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the applicable prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), whether conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.
Payment
Unless otherwise specified in the applicable prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
Investors will have rights if an Event of Default, as defined below, occurs with respect to the debt securities of their respective series and the Event of Default is not cured, as described later in this subsection.
The term “Event of Default” with respect to the relevant series of debt securities means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):
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We do not pay the principal of any debt security of the series when due and payable at maturity.

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We do not pay interest on any debt security of the series when due and payable, and such default is not cured within 30 days.

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We remain in breach of any other covenant with respect to the debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the issuer.

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We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

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On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage (as such term is defined in the 1940 Act) of less than 100.0%, giving effect to any exemptive relief granted to us by the SEC.

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Any other Event of Default with respect to debt securities of the series described in the applicable prospectus supplement or supplemental indenture occurs.

An Event of Default for a particular series of debt securities may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
Unless the applicable prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25.0% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before a holder of debt securities is allowed to bypass the trustee and bring a lawsuit or other formal legal action or take other steps to enforce the holder’s rights or protect the holder’s interests relating to the debt securities, the following must occur:
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The holder must give the trustee written notice that an Event of Default has occurred and remains uncured.

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The holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both reasonably satisfactory to it against the cost and other liabilities of taking that action.

•
The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security.

•
The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, the holder is entitled at any time to bring a lawsuit for the payment of money due on the holder’s debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•
the payment of principal, any premium or interest; or

•
in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:
•
Where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•
The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us notice of default or our default having to exist for a specified period of time were disregarded.

•
We must deliver certain certificates and documents to the trustee.

•
We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring the Holder’s Approval
First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:
•
change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on a debt security;

•
reduce any amounts due on a debt security or reduce the rate of interest on a debt security;

•
reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•
adversely affect any right of repayment at the holder’s option;

•
change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•
impair the holder’s right to sue for payment;

•
adversely affect any right to convert or exchange a debt security in accordance with its terms;

•
modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•
reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•
reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and

•
modify any other material aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•
If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under the indenture may waive our compliance with some of our covenants applicable to that series.
Further Details Concerning Voting
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, the holder of debt securities would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay debt securities of the holders. In order to achieve covenant defeasance, the following conditions must be satisfied:
•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.
•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing holders to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•
Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the period ending on the 91st day after the date of such deposit.

If we accomplish covenant defeasance, a holder can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, a holder may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for a holder to be repaid:
•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing a holder to be taxed on the debt securities any differently than if we did not make the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•
Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, a holder would have to rely solely on the trust deposit for repayment of the debt securities. A holder could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Resignation of Trustee
The trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to those series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination and Senior Indebtedness
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to a holder to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness, as defined below, has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities.
“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:
•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•
renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
Book-Entry Procedures
Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for each issuance of debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Ratings Services rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, shares of our preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
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the title of such warrants;

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the aggregate number of such warrants;

•
the price or prices at which such warrants will be issued;

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the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•
if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•
the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•
whether such warrants will be issued in registered form or bearer form;

•
if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•
if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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information with respect to book-entry procedures, if any;

•
the terms of the securities issuable upon exercise of the warrants;

•
if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that: (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

REGULATION
We are a business development company under the 1940 Act and have elected to be treated as a RIC under the Code. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities (subject to decrease to 150%, as set forth below). On October 2, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by our wholly owned SBIC subsidiary. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.
On March 23, 2018, the SBCAA was signed into law. Under the legislation, a business development company is allowed to increase its leverage capacity from an asset coverage ratio of 200% to an asset coverage ratio of 150% if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If a business development company receives stockholder approval, it would be allowed to increase its leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the business development company’s independent directors to approve an increase in its leverage capacity, and such approval would become effective after one year. On March 27, 2018, our board of directors unanimously approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. On March 27, 2018, our board of directors also recommended the submission of a proposal for stockholders to approve the application of the 150% minimum asset coverage requirements at our annual meeting of stockholders held on June 20, 2018. At the annual meeting, our stockholders approved this proposal, and we became subject to the 150% minimum asset coverage ratio, effective June 21, 2018.
We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital” incorporated by reference into this prospectus. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
As a BDC, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On October 15, 2014, we received an exemptive order from the SEC granting relief to enter into such co-investment transactions pursuant to certain conditions. See “Other” below.
We will be periodically examined by the SEC for compliance with the 1940 Act.
As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure” incorporated by reference into this prospectus.
Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
(a)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

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is organized under the laws of, and has its principal place of business in, the United States;

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is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•
satisfies either of the following:

•
does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

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is controlled by a business development company or a group of companies including a business development company, and such business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(b)
Securities of any eligible portfolio company which we control.

(c)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization, or, if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity securities of the eligible portfolio company.

(e)
Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)
Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area. To the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, these investments will not be qualifying assets. In accordance with Section 55(a) of the 1940 Act, we cannot invest more than 30% of our assets in non-qualifying assets.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such significant managerial assistance. Making available significant managerial assistance means any arrangement whereby the business development company, through its directors, officers, employees or agents offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. MC Advisors or its affiliates will provide such managerial assistance on our behalf to portfolio companies that request this assistance.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets are deemed to constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. MC Advisors will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act and referred to as the asset coverage ratio, is compliant with the 1940 Act immediately after each such issuance. In addition, while any Senior Securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly-owned subsidiaries, including MRCC SBIC, for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries from our asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 150%. This provides us with increased investment flexibility but also increases our risks related to leverage.
For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital,” “Risk Factors — Risks Relating to Our Business and Structure — We maintain a revolving credit facility and use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us” and “Risk Factors — Risks Relating to Our Business and Structure — Recently-enacted legislation allows us to incur additional leverage, which could increase the risk of investing in us” incorporated by reference into this prospectus.
Codes of Ethics
We and MC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may access our code of ethics on our website at www.monroebdc.com. The date and substance of amendments to the code, if any, are noted on the cover page of the code of ethics. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to MC Advisors. The proxy voting policies and procedures of MC Advisors are set out below. The guidelines are reviewed periodically by MC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change.
Introduction
As an investment advisor registered under the Advisers Act, MC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, MC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.
These policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
MC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. MC Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases MC Advisors will vote in favor of proposals that MC Advisors believes are likely to increase the value of the portfolio securities we hold. Although MC Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, MC Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that MC Advisors’ vote is not the product of a conflict of interest, MC Advisors requires that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how MC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, MC Advisors will disclose such conflicts to us, including those directors who are not interested persons, and may request guidance from us on how to vote such proxies.
Proxy Voting Records
You may obtain information about how MC Advisors voted proxies for Monroe Capital Corporation by making a written request for proxy voting information to: Monroe Capital Corporation, 311 South Wacker

Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, or by calling Monroe Capital Corporation at (312) 258-8300.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of MC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.
Compliance Policies and Procedures
We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering the policies and procedures.
Nasdaq Global Select Market Requirements
We have adopted certain policies and procedures intended to comply with the Nasdaq Global Select Market’s corporate governance rules. We will continue to monitor our compliance with these and all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.
Other
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment advisor. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the advisor negotiates no term other than price and certain other conditions are met. Except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by MC Advisors has previously invested. On October 15, 2014, we were granted an exemptive relief order that permits us, MC Advisors, MC Management, MRCC SBIC and other affiliates of Monroe Capital to engage in co-investment transactions that would otherwise be prohibited under the 1940 Act. Subject to certain conditions, we are now allowed to participate in negotiated investments with certain affiliated investment funds, providing our stockholders with access to a broader array of investment opportunities.

Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on companies with a class of securities registered under the Exchange Act and their insiders. Many of these requirements affect us. For example:
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pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

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pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

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pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

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pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such Act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.
Small Business Administration Regulations
MRCC SBIC has received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. MRCC SBIC will typically invest in senior subordinated debt, acquire warrants and/or make other equity investments in qualifying small businesses.
Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover losses) for the two most recent fiscal years. In addition, an SBIC must devote at least 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses (including their affiliates) that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover losses) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.
The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).
The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.
The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.
SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $175.0 million when it has at least $87.5 million in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also historically limited a related group of SBICs (commonly referred to as a “family of funds”) to a maximum of $225.0 million in total borrowings. On December 18, 2015, this family of funds limitation was raised to $350.0 million in total borrowings.
On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of MRCC SBIC guaranteed by the SBA from our asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the asset coverage test by permitting us to borrow, through MRCC SBIC, more than we would otherwise be able to absent the receipt of this exemptive relief.
SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.
SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA.
Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (718) 921-8200.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, MC Advisors is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. MC Advisors generally seeks reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, MC Advisors may select a broker based upon brokerage or research services provided to MC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
On June 19, 2019, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. On April 24, 2019, we filed a definitive proxy statement for our annual meeting of stockholders, to be held on June 19, 2019. The definitive proxy statement sets forth a proposal to be voted upon at the annual meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the annual meeting. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on The Nasdaq Global Select Market may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington, D.C. Nelson Mullins Riley & Scarborough LLP also represents MC Advisors.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements and the effectiveness of internal control over financial reporting of the Company appearing in our Annual Report on Form 10-K for the year ended December 31, 2018 have been audited by RSM US LLP, an independent registered public accounting firm, and incorporated in this prospectus by reference. Such consolidated financial statements are incorporated by reference in reliance on the report of RSM US LLP, given on their authority as experts in accounting and auditing. The senior securities table of the Company, included in this prospectus and elsewhere in the registration statement, has been so included in reliance upon the report of RSM US LLP, an independent registered public accounting firm, as stated in their report filed as an exhibit to the registration statement of which this prospectus is a part. RSM US LLP is located at One South Wacker Drive, Suite 800, Chicago, Illinois 60606.

Monroe Capital Corporation
$50,000,000
Common Stock

Prospectus Supplement

B. Riley FBR                           JMP Securities
May 8, 2020